UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22535

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.
(Exact name of registrant as specified in charter)

2000 AVENUE OF THE STARS 12TH FLOOR
LOS ANGELES, CALIFORNIA			90067
(Address of principal executive offices)			(Zip code)

Daniel J. Hall 2000 Avenue of the Stars, 12th Floor Los Angeles, California 90067		Copy to: P. Jay Spinola, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(310) 201-4100

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2016

Item 1.  Report to Stockholders.

Ares Dynamic Credit Allocation Fund, Inc.
(NYSE: ARDC)

Annual Report

October 31, 2016

Ares Dynamic Credit Allocation Fund, Inc.

Contents

Letter to Shareholders	2
Fund Profile & Financial Data	5
Schedule of Investments	6
Statement of Assets and Liabilities	17
Statement of Operations	18
Statement of Changes in Net Assets	19
Statement of Cash Flows	20
Financial Highlights	21
Notes to Financial Statements	22
Proxy & Portfolio Information	36
Dividend Reinvestment Plan	37
Corporate Information	43
Privacy Notice	44
Directors and Officers	45

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders

October 31, 2016 (Unaudited)

Dear Shareholders,

We would like to start by thanking you for your interest and participation in the Ares Dynamic Credit Allocation Fund, Inc. ("ARDC" or the "Fund"). We appreciate the trust and confidence that you have demonstrated in Ares through your investment in ARDC.

Economic Conditions and Leveraged Finance Market Update

2016 thus far through October has been a strong year for credit with the Credit Suisse Leveraged Loan Index ("CSLLI") and Merrill Lynch High Yield Master II Index ("H0A0") posting gains of 8.28% and 15.68%, respectively, compared to gains of 5.87% for the S&P 500. The year began with a continued collapse in oil prices, concerns about China's currency devaluation pace, and U.S. recession fears. Through February 11, the S&P 500 had traded down by as much as 5.7%, oil traded down to a low of $26.21 a barrel and the sell-off in high yield bonds gathered momentum, putting high yield securities squarely in oversold territory. Around mid-February, improvements across a number of global issues provided a more constructive macro backdrop for non-investment grade credit markets. The European Central Bank ("ECB") provided a larger expansion of monetary policy than anticipated, China gave more reassurance on foreign exchange rates, OPEC and non-OPEC members held talks regarding the possibility of putting a floor under oil prices, U.S. recession concerns faded amidst better economic data and the Federal Reserve ("Fed") narrative remained dovish. Following the momentum gained in late February, capital markets firmly advanced through the spring as a more traditional risk rally took hold amid improving investor sentiment and accommodative central bank action and rhetoric. Through June 30, U.S. credit markets posted strong returns, led by lower rated assets and cyclical sectors. Following a brief disruption at the end of June surrounding the surprising vote by the British populous to leave the European Union ("Brexit"), credit markets rallied throughout the Summer and early Fall as market participants continued their search for yield owing to negative sovereign rates persistent across the globe. The strong risk rally within credit that prevailed for much of the year began to show indications of waning in October amid the increased probability of a December rate hike, renewed concern over potential OPEC agreements and rising Treasury yields. Following Donald Trump's unexpected victory in the U.S. presidential election, high yield bonds came under pressure amid the sharpest sell-off in Treasuries since the "Taper Tantrum" in May 2013 while leveraged loans held up relatively well. Rate concerns are now heightened amid prospects for firmer global economic conditions, higher deficits, a rise in inflation expectations, and possibly an even more active Fed under a Trump White House. At this stage uncertainty abounds, in particular regarding the detailed policies, posture, and makeup of the forthcoming administration. Continued volatility is likely, and drawing conclusions or making macroeconomic forecasts in such a fluid environment remains difficult.

October saw generally positive economic data releases offset rising concerns surrounding the political landscape, a potential rate hike in December and renewed weakness in commodities. The U.S. Department of Commerce released the advance estimate of U.S. GDP in late October, reporting the economy expanded at a 2.9% annual rate during the third quarter of 2016, marking the strongest quarter of growth in two years. Estimates for real GDP exceeded expectations this quarter largely due to strength in business investment, consumer spending and a better performance in global trade. Specific to payrolls, the U.S. Labor Department reported that 161,000 jobs were added during the month of October, which was fewer than expected but still a healthy gain. Importantly, the unemployment rate fell back down to 4.9% and average hourly earnings rose 2.8% year-over-year, the fastest pace of wage growth since the financial recession. The October employment report marked the 73rd consecutive month of job gains for the U.S. economy and may be enough to clear the path for the Fed to raise interest rates at its next meeting in December. Nonetheless, the market's focus in October centered around the U.S. Presidential election which took place on November 8 after almost two years of contentious and unpredictable campaigning. In the days leading up to the election, the polls and political pundits gave Republican Donald Trump little chance of winning and were projecting that Secretary of State Hillary Clinton would likely be elected. However, in a historic upset, the American people chose Mr. Trump to be the 45th President of the United States. This outcome was widely unexpected and while equity futures plunged late Tuesday night after Mr. Trump claimed victories in several key battleground states, U.S. stocks rebounded the following day led by large gains in the healthcare, financials, and industrials sectors. The market's initial reaction was generally positive but a great deal of fiscal, monetary, political and economic uncertainty remains. We believe it will take time for investors to consider the implications of a Trump presidency and act accordingly. Therefore, in the more immediate term we expect the market to re-focus on important events between now and year-end including the November 30 OPEC meeting and the ECB, Bank of Japan, and Fed meetings taking place in December. According to pricing in federal funds futures, the probability of a rate hike in December now stands at 84%, but the odds could fluctuate between now and then given the unexpected outcome of the Presidential election, concerns about low inflation, moderate economic growth and continued turmoil abroad.

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders (continued)

October 31, 2016 (Unaudited)

Continued signs of a modestly recovering EU were provided in the form of Eurozone factory activity, as data released by Markit pointed to their most active month in nearly three years. The Eurozone factory purchasing managers index rose to 53.5, its highest level since 2014. Additionally, manufacturers reported hiring has picked up and that they had raised their selling prices as well, a boost to the ECB who has been intently focused on increasing inflation through its various QE initiatives. Although inflation still remains doggedly low, green shoots have started to appear. These improvements have led to speculation that the ECB may look to taper its current bond purchasing program as early as December. The scarcity of eligible bonds and the artificial effects the stimulative program has had on the credit markets in general may prompt the ECB to scale back its current efforts to drive inflation and economic recovery. This would certainly increase the probability for increased volatility within the region at a time where concerns are mounting regarding the growth prospects for 2017. Elections in Germany and France could provide surprise results much like the Brexit vote or the recent U.S Presidential election. Additional volatility could be experienced with the UK set to begin its negotiations to separate from the EU in early 2017 as well.

Improved market tone and strong demand technicals in both the loan and CLO debt markets has led to a rally in credit and CLOs. Surpassing September's $8.2 billion of new issuance, October was the strongest month for primary CLO issuance in the U.S. with ~$8.4 billion across 17 deals. As of October 31, year-to-date 2016 primary issuance totals ~$55.9 billion — exceeding certain CLO analyst forecasts of $55 billion for the full year. With the U.S. risk retention deadline a few short weeks away, we expect November to be another busy month as CLO managers race to get deals done in advance of the deadline. In Europe, primary issuance is on track to set a new post-crisis high with €1.7 billion across four deals in October bringing the year-to-date 2016 total to €14.3 billion as of October month-end.1, 2, 3, 4 In the primary market, spreads continue to tighten as international demand remains strong. In Europe, new issue AAA spreads reached a post-crisis low of 98bps in October. Senior spread tightening has lowered the average cost of funding for primary Euro CLOs, even despite widening lower in the capital stack. Single-B tranches priced in the mid to high 900s, up from the low to mid 800s at the end of 2015. In the U.S., primary AAA spreads ranged from 143-159bps while BB spreads ranged from 725-875bps. With elevated supply in the primary, new issue AAA spreads have yet to break 140bps in the U.S.5 The trailing twelve month default rate for the S&P Leveraged Loan Index remained flat at 1.95% in October. With no new defaults, the amount of defaulted collateral in post-crisis CLOs continues to decline. However, in light of the outlook for the loan market in October,3 we believe the quantum of fundamental risks have increased slightly as our pipeline of watch list credits continues to grow.

The CLO market had a muted reaction to the election of Donald Trump — both the U.S. and European CLO markets were virtually unchanged. It appears market participants were positioned with a "buy the dip / opportunistic" posture — similar to what occurred after Brexit — though so far that buying opportunity has been limited. Against an uncertain background and expected further volatility, we seek to manage our portfolios with caution and pragmatism but stand ready to hunt for value. Despite having to endure market volatility and the resultant impact on short-term returns, these are the kinds of markets where we believe our process, team and technology platform can really shine. For additional information about the instruments in which ARDC invests, please refer to the Fund's shareholder report.

Ares Dynamic Credit Allocation Fund, Inc.

ARDC is a closed-end fund that trades on the New York Stock Exchange under the symbol "ARDC" and is externally managed by Ares Capital Management II LLC (the "Advisor"), a subsidiary of Ares Management, L.P. ("Ares") ARDC's investment objective is to provide an attractive risk adjusted level of total return, primarily through current income and, secondarily, through capital appreciation by investing in a broad, dynamically-managed portfolio of below investment grade senior secured loans, high yield corporate bonds and collateralized loan obligation securities.

Portfolio Performance and Positioning

For the calendar year-to-date period through October 31, 2016, ARDC has returned 16.6% based on Net Asset Value ("NAV"), which compares to 8.3% for the Credit Suisse Leveraged Loan Index ("CSLLI") and 15.7% for the Bank of America Merrill Lynch High Yield Master II Index ("H0A0"). On a last twelve months basis through October 31, 2016, ARDC has returned 9.0% based on NAV, which compares to 6.3% for the CSLLI and 10.2% for the H0A0. For the period ended October 31, 2016, ARDC Market Price returns were 18.9% for the calendar year-to-date and 12.5% for the last twelve months basis, respectively. However, it is important to note that given its flexible mandate and focus on senior secured bank loans, high yield bonds and CLOs, we believe there is no single established benchmark that reasonably lends itself to comparison with ARDC.

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders (continued)

October 31, 2016 (Unaudited)

Over the past year, ARDC increased its allocation to CLO debt and equity to 25.1% as of October 31, 2016 from 20.7% as of October 31, 2015, as those assets were relatively dislocated toward the end of 2015/beginning of 2016 which allowed us to source investments at attractive valuations. In addition, ARDC slightly increased its allocation to bank loans while slightly reducing exposure to high yield bonds and holding very low cash balances throughout the year. From an industry perspective, over the last twelve months we meaningfully increased exposure to Metals & Mining to 4.9% from 0.5% and modestly increased exposure to Energy to 7.7% from 6.6% as those industries have been experiencing a recovery, while reducing exposure to Broadcasting to 4.4% from 7.2%.

On November 6, 2015, the Board of Directors (the "Board") of ARDC authorized the repurchase of shares of common stock of the Fund (the "Common Shares") on the open market when the Common Shares are trading on the New York Stock Exchange at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the net asset value ("NAV") of the Common Shares. The Fund may repurchase its outstanding Common Shares in open-market transactions at the Fund management's discretion. The Fund is not required to effect share repurchases. Any future purchases of Common Shares may not materially impact the discount of the market price of the Common Shares relative to their NAV and any narrowing of this discount that does result may not be maintained. Since inception of the program through October 31, 2016, the Fund has repurchased 489,383 shares at an average price of $12.97, representing an average discount of -15.3%.

In conclusion, we maintain strong conviction in the ARDC portfolio and believe the Fund continues to be well positioned to take advantage of buying opportunities in the new issue and secondary markets. We continue to believe that the ability to dynamically allocate is critical to successfully navigating an evolving market environment with headline and interest rate driven volatility. Thank you again for your continued support of ARDC. If you have any questions about the Fund, please call 1-877-855-3434, or visit the Fund's website at www.arespublicfunds.com.

Best Regards,

Ares Capital Management II LLC

Note: The opinions of the Adviser expressed herein are subject to change without notice. Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed. This letter is distributed for educational purposes and should not be considered investment advice or an offer of any security for sale. This material may contain "forward-looking" information that is not purely historical in nature. No representations are made as to the accuracy of such information or that such information will be realized. Actual events or conditions are unlikely to be consistent with, and may differ materially from, those assumed. Past performance is not indicative of future results. Ares does not undertake any obligation to publicly update or review any forward-looking information, whether as a result of new information, future developments or otherwise, except as required by law.

1 Source: S&P Capital IQ LCD. "Global Databank," October 31, 2016.

2 Source: J.P. Morgan. "Salt n Pepa: Seasoning of CLO Asset Portfolios," November 4, 2016.

3 Source: Deutsche Bank. "The Outlook: MBS and Securitized Products," November 9, 2016.

4 Source: Goldman Sachs. "GS CLO Secondary: October 2016 Month End Recap and Thoughts "Tourbillon," November 8, 2016.

5 Source: S&P Capital IQ LCD. "Global CLO Roundup: European AAA Spreads Reach Post-Crisis Low," October 31, 2016.

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Fund Profile & Financial Data

October 31, 2016 (Unaudited)

Portfolio Characteristics as of 10.31.16

Weighted Average Floating Coupon[1]	5.79%
Weighted Average Bond Coupon[2]	7.95%
Current Distribution Rate[3]	8.37%
Dividend Per Share	$0.1025

1 The weighted-average gross interest rate on the pool of loans as of October 31, 2016.

2 The weighted-average gross interest rate on the pool of bonds at the time the securities were issued.

3 October 2016 dividend per share annualized and divided by the October 31, 2016 market price per share. The Fund's October 2016 distributions were comprised of net investment income and short-term capital gains. The distribution rate alone is not indicative of Fund performance. To the extent that any portion of the current distributions were estimated to be sourced from something other than income, such as return of capital, the source would have been disclosed in a Section 19(a) Notice located under the "Investor Information" section of the Fund's website. Please note that the distribution classifications are preliminary and certain distributions may be re-classified at year end. Please refer to year-end tax documents for the final classifications of the Fund's distributions for a given year.

Top 10 Holdings4 as of 10.31.16

Rite Aid Corp	1.53%
Cablevision Systems Corp	1.27%
Guala Closures S.P.A.	1.25%
Alinta Energy Ltd	1.18%
Mohegan Tribal Gaming Authority	1.17%
Tegna Inc.	1.15%
TMF Group Holdings BV	1.14%
AerCap Holdings N.V.	1.12%
Builders FirstSource, Inc.	1.09%
Numericable Group	1.09%

4 Market value percentage may represent multiple instruments by the named issuer and/or multiple issuers being consolidated to the extent they are owned by the same parent company. These values may be different than the issuer concentrations in certain regulatory filings.

Performance as of 10.31.16

	Market	NAV
1 Month	-0.32%	0.90%
Year to Date	18.90%	16.55%
3 Years (annualized)	1.95%	3.37%
Since Inception**	0.43%	4.60%

**Since Inception of fund (11/27/2012) and annualized.

Source: Morningstar

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Since Inception returns assume a purchase of common shares at the initial offering price of $20.00 per share for market price returns or initial net asset value (NAV) of $19.10 per share for NAV returns. Returns for periods of less than one year are not annualized. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns.

Portfolio Composition as of 10.31.16

Fixed vs. Floating Rate as of 10.31.16

Industry Allocation5 as of 10.31.16

5 Merrill Lynch industry classifications weighted by market value. These values may be different than industry classifications in certain regulatory filings.

This data is subject to change on a daily basis. As of 10.31.16, the Fund held a negative traded cash balance of -3.41%.

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments

October 31, 2016

Floating Rate Term Loans 47.0%(b)

	Principal Amount	Value(a)
Aerospace and Defense 2.0%
Doncasters U.S., LLC, Term Loan 2nd Lien, 9.50%, 10/09/2020	$1,500,000	$1,410,000
Engility Corporation, Term B-2 Loan, 5.75%, 08/12/2023	1,411,765	1,428,240
Square Holding Germany GmbH, Term Loan B, (Denmark), L+ 5.00%, 05/31/2023(c)	€2,000,000	2,229,592
TransDigm, Inc., Tranche F Term Loan, 3.75%, 06/09/2023	$2,793,000	2,780,795
		7,848,627
Automotive 1.0%
Gates Global, LLC, USD Term Loan, 4.25%, 07/06/2021	2,493,546	2,456,392
KAR Auction Services, Inc., Tranche B-3 Term Loan, 4.38%, 03/09/2023	1,343,250	1,357,099
		3,813,491
Banking, Finance, Insurance & Real Estate 3.1%
Asurion, LLC, 2nd Lien Term Loan, 8.50%, 03/03/2021	3,000,000	3,021,240
Asurion, LLC, B-5 Term Loan B, L+ 3.75%, 10/31/2023(c)(d)	2,000,000	2,000,000
Gulf Finance, LLC, Tranche B Term Loan, 6.25%, 08/25/2023	2,272,396	2,218,427
Headwaters, Inc., Term B-1 Loan, 4.00%, 03/24/2022	997,475	1,002,153
Jeld-Wen, Inc., Term B-1 Loan, 4.75%, 07/01/2022	3,960,000	3,983,087
		12,224,907
Beverage, Food and Tobacco 1.5%
Albertson's, LLC, 2016-1 Term B-4 Loan, 4.50%, 08/25/2021	3,813,377	3,840,376
Candy Intermediate Holdings, Inc., Initial Term Loan 1st Lien, 5.50%, 06/15/2023	2,019,296	2,033,188
		5,873,564

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
Chemicals, Plastics & Rubber 2.4%
Allnex Sarl, Tranche B-1 Term Loan, (Luxembourg), 5.00%, 09/13/2023	€392,266	$436,113
HII Holding Corporation, Term Loan 2nd Lien, 9.75%, 12/21/2020	$1,500,000	1,477,500
HII Holding Corporation, U.S. Term Loan 1st Lien, 4.25%, 12/20/2019	999,522	999,522
Inovyn Finance PLC, Initial Tranche B Euro Term Loan, (Great Britain), 6.25%, 05/15/2021	€1,571,063	1,743,902
Kraton Polymers, LLC, Initial Term Loan, 6.00%, 01/06/2022	$3,500,000	3,519,250
PQ Corporation, Tranche B-1 Term Loan, 5.75%, 11/04/2022	1,243,781	1,242,226
		9,418,513
Consumer Goods: Durable 0.6%
NBTY, Inc., USD Term B Loan, 5.00%, 05/05/2023	2,174,550	2,180,487
Consumer Goods: Non-Durable 0.5%
G-III Apparel Group, Ltd., Term Loan B, L+ 5.25%, 10/05/2022(c)	2,068,966	2,056,034
Containers, Packaging & Glass 0.6%
Fort Dearborn Company, 2nd Lien Term Loan, 9.50%, 10/07/2024	625,000	631,250
Fort Dearborn Holding Company, Inc., Initial Term Loan 1st Lien, 5.00%, 10/19/2023	1,875,000	1,883,213
		2,514,463
Energy: Electricity 0.4%
Cortes NP Acquisition Corp., Term Loan B, L+ 5.00%, 09/29/2023(c)	1,650,000	1,639,687
Energy: Oil & Gas 2.8%
California Resources Corporation, Initial Loan, 11.38%, 12/31/2021	1,925,000	2,066,969

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2016

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
Chesapeake Energy Corp., Class A Term Loan, 8.50%, 08/23/2021	$3,500,000	$3,738,455
Energy & Exploration Partners, LLC, 2nd Lien Term Loan, 5.00%, 05/13/2022(d)	156,403	105,572
Energy & Exploration Partners, LLC, Tranche A Term Loan 1st Lien, 13.00%, 11/12/2021(d)	280,535	284,742
Energy & Exploration Partners, LLC, Tranche B Term Loan, 13.00%, 11/12/2021(d)(e)	107,898	1,618
MEG Energy Corp., Initial Term Loan, L+ 2.75%, 03/31/2020(c)	1,000,000	942,030
Western Refining, Inc., 2016 Incremental Term Loan, 5.50%, 06/23/2023	3,715,688	3,708,739
		10,848,125
Healthcare & Pharmaceuticals 2.6%
DJO Finance, LLC, Initial Term Loan, L+ 3.25%, 06/08/2020(c)	1,042,120	1,030,397
Envigo Holdings, Inc., Term Loan, L+ 8.50%, 10/28/2021(c)(d)	1,153,846	1,136,538
Envision Healthcare Corporation, Tranche B-2 Term Loan, 4.50%, 10/28/2022	1,983,756	1,989,965
Financiere Verdi I S.A.S, Facility B, (France), 5.00%, 06/21/2023	€1,615,385	1,791,081
Immucor, Inc., Term B-2 Loan, L+ 3.75%, 08/17/2018(c)	$300,000	292,800
Kinetic Concepts, Inc., USD Term F Loan, 5.00%, 11/04/2020	997,494	1,004,357
Lantheus Medical Imaging, Inc., Initial Term Loan, L+ 6.00%, 06/30/2022(c)	706,284	692,158
Press Ganey Holdings, Inc., Initial Loan 2nd Lien, L+ 7.25%, 10/21/2024(c)	555,556	562,500
Press Ganey Holdings, Inc., Initial Term Loan, L+ 3.25%, 10/21/2023(c)	1,750,000	1,750,000
		10,249,796

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
High Tech Industries 3.9%
Applied Systems, Inc., 2nd Lien Term Loan, L+ 6.50%, 01/24/2022(c)	$2,000,000	$2,011,880
Dell International, LLC, Term B Loan, 4.00%, 09/07/2023	2,180,328	2,195,219
Diebold, Inc., USD Term B Loan, 5.25%, 11/06/2023	1,790,000	1,808,652
ON Semiconductor Corp., 2016 Incremental Term Loan, 3.78%, 03/31/2023	3,080,000	3,096,940
Rocket Software, Inc., Loan, L+ 9.50%, 10/11/2024(c)	665,514	667,178
Rocket Software, Inc., Term Loan, L+ 4.25%, 10/14/2023(c)	1,255,931	1,261,168
Veritas US, Inc., Initial USD Term B-1 Loan, 6.63%, 01/27/2023	2,655,416	2,472,033
Western Digital Corporation, USD Term B Loan, 4.50%, 04/29/2023	1,847,370	1,867,155
		15,380,225
Hotel, Gaming & Leisure 1.6%
Affinity Gaming,, Term Loan 2nd Lien, L+ 8.25%, 09/23/2024(c)	2,000,000	1,957,500
Mohegan Tribal Gaming Authority, Term B Loan, L+ 4.50%, 10/13/2023(c)	4,230,769	4,213,592
		6,171,092
Media: Advertising, Printing & Publishing 1.3%
F&W Media, Inc., Initial Term Loan, 10.75%, 06/30/2019	2,635,176	2,108,141
Lee Enterprises, Inc., Term Loan, 7.25%, 03/31/2019	525,532	525,532
LSC Communications, Inc., Term B Loan, 7.00%, 09/30/2022	1,000,000	990,000
Tribune Publishing Company, Initial Term Loan, 5.75%, 08/04/2021	1,440,000	1,400,400
		5,024,073

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2016

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
Media: Broadcasting & Subscription 1.4%
Cumulus Media Holdings, Inc., Term Loan, 4.25%, 12/23/2020	$3,600,000	$2,475,000
Intelsat Jackson Holdings S.A., Tranche B-2 Term Loan, (Luxembourg), 3.75%, 06/30/2019	3,000,000	2,865,330
RCN Corporation, Commitment Bridge Loan, L+ 6.75%, 10/18/2017(c)(d)(e)	3,500,000	—
		5,340,330
Media: Diversified & Production 1.8%
Delta 2 (LUX) Sarl, Facility B-3 USD, (Luxembourg), 4.75%, 07/30/2021	1,500,000	1,502,085
Delta 2 (LUX) Sarl, Term Loan 2nd Lien, (Luxembourg), 7.75%, 07/29/2022	1,000,000	1,006,670
Equinox Holdings, Inc., 2nd Lien Term Loan, L+ 8.50%, 07/31/2020(c)	1,375,000	1,373,281
Equinox Holdings, Inc., Initial Term Loan, 5.00%, 01/31/2020	3,220,174	3,238,304
		7,120,340
Metals & Mining 1.7%
Freeport-McMoran Copper & Gold, Inc., Term Loan A, 3.29%, 05/31/2018	599,732	597,111
Freeport-McMoran, Inc., 2020 Loan, 3.29%, 02/28/2020	1,500,000	1,447,500
Murray Energy Corporation, Term Loan B-2, L+ 7.25%, 04/16/2020(c)	4,493,219	4,107,072
Zekelman Industries, Inc., Term Loan, 6.00%, 06/14/2021	598,500	602,240
		6,753,923
Printing and Publishing 0.5%
Dex Media, Inc., Closing Date Loan, L+ 10.00%, 07/29/2021(c)	2,109,696	2,049,928

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
Retail 6.3%
Academy, Ltd., Initial Term Loan, L+ 4.00%, 07/01/2022(c)	$1,875,000	$1,816,988
GOBP Holdings, Inc., 1st Lien Term Loan, 5.00%, 10/21/2021	3,223,318	3,217,677
GOBP Holdings, Inc., 2nd Lien Term Loan, 9.25%, 10/21/2022	1,750,000	1,744,173
Harbor Freight Tools USA, Inc., Initial Loan 2nd Lien, 4.14%, 08/19/2023	3,692,977	3,717,203
J.C. Penney Corp., Inc., Initial Loan, 5.25%, 06/23/2023	2,484,375	2,498,660
Petco Animal Supplies, Inc., Tranche B-1 Term Loan, 5.00%, 01/26/2023	2,481,250	2,501,026
Rite Aid Corporation, 2nd Priority Tranche 1 Term Loan, 5.75%, 08/21/2020	4,170,000	4,181,718
Rite Aid Corporation, Tranche 2 Term Loan, 4.88%, 06/21/2021	3,575,000	3,585,439
True Religion Apparel, Inc., Initial Term Loan, 5.88%, 07/30/2019	4,342,500	1,116,630
True Religion Apparel, Inc., Initial Term Loan 2nd Lien, 11.00%, 01/30/2020(d)	1,369,565	241,687
		24,621,201
Services: Business 5.2%
Cypress Semiconductor Corp., 2016 Incremental Term Loan Facility, 6.50%, 07/05/2021	2,468,750	2,498,079
Micron Technology, Inc., Term Loan, 4.29%, 04/26/2022	1,745,625	1,755,453
Solera, LLC, USD Term Loan, 5.75%, 03/03/2023	1,492,500	1,508,126
Syncreon Global Finance (US), Inc., Term Loan, 5.25%, 10/28/2020	3,968,773	3,547,091
TMF Group Holding B.V., Term Loan B, (Netherlands), L+ 4.00%, 09/29/2023(c)	€1,211,599	1,346,580

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2016

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
TMF Group Holding B.V., Term Loan B-2, (Netherlands), L+ 4.00%, 09/29/202(c)	€538,401	$590,465
Travelport Finance Sarl, Term B Loan, (Luxembourg), 5.00%, 09/02/2021	$5,826,716	5,858,763
VWR Funding, Inc., Tranche B Term Loan, 4.00%, 01/15/2022	€2,977,500	3,300,137
		20,404,694
Services: Consumer 0.4%
Weight Watchers International, Inc., Initial Tranche B-2 Term Loan, 4.10%, 04/02/2020	$1,984,576	1,506,293
Technology 0.8%
Allflex Holdings III, Inc., (U.S.), Initial Term Loan 2nd Lien, 8.00%, 07/19/2021	3,000,000	3,000,000
Telecommunications 1.3%
Rackspace Hosting, Inc., Term Loan, L+ 4.25%, 10/26/2023(c)	2,200,000	2,211,352
Windstream Services, LLC, Tranche B-6 Term Loan, 4.75%, 03/29/2021	3,000,000	3,006,870
		5,218,222
Transportation: Consumer 1.0%
Air Medical Group Holdings, Inc., Initial Term Loan, 4.25%, 04/28/2022	3,950,000	3,912,988
Utilities: Electric 0.6%
TEX Operations Company, LLC, Term C Loan, 5.00%, 08/04/2023	456,609	460,604
TEX Operations Company, LLC, Term Loan, 5.00%, 08/04/2023	2,002,053	2,019,571
		2,480,175
Utilities: Oil & Gas 1.7%
Alinta Energy Finance Pty, Ltd., Delayed Draw Term Loan, (Australia), 6.38%, 08/13/2018	408,794	407,568

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
Alinta Energy Finance Pty, Ltd., Term B Loan, (Australia), 6.38%, 08/13/2019	$6,159,323	$6,140,844
		6,548,412
Total Floating Rate Term Loans (Cost: $188,151,056)		184,199,590

Corporate Bonds 61.8%

Aerospace and Defense 1.1%
Engility Corp., 144A, 8.88%, 09/01/2024	1,600,000	1,632,000
Leidos, Inc., 7.13%, 07/01/2032	2,500,000	2,581,688
		4,213,688
Automotive 0.4%
Dana Financing Luxembourg Sarl, 144A, (Luxembourg), 6.50%, 06/01/2026	1,500,000	1,595,625
Banking, Finance, Insurance & Real Estate 1.9%
Builders FirstSource, Inc., 144A, 10.75%, 08/15/2023	5,270,000	6,060,500
Hillman Group, Inc., 144A, 6.38%, 07/15/2022	1,500,000	1,391,250
		7,451,750
Beverage, Food and Tobacco 0.8%
Albertsons Cos, LLC, 144A, 5.75%, 03/15/2025	820,000	809,496
Albertsons Cos, LLC, 144A, 6.63%, 06/15/2024	610,000	632,875
Iceland Bondco PLC, (Great Britain), 6.25%, 07/15/2021	£1,500,000	1,762,703
		3,205,074
Chemicals, Plastics & Rubber 2.4%
GCP Applied Technologies, 144A, 9.50%, 02/01/2023	$5,250,000	5,945,625
Kraton Polymers, LLC, 144A, 10.50%, 04/15/2023	1,000,000	1,120,000
PQ Corp., 144A, 6.75%, 11/15/2022	2,000,000	2,157,500
		9,223,125

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2016

Corporate Bonds (continued)

	Principal Amount	Value(a)
Construction & Building 1.6%
Aer Cap Global Aviation Trust, 8.75%, 03/15/2017	$4,000,000	$4,099,360
Aer Cap Global Aviation Trust, 8.88%, 09/01/2017	2,000,000	2,107,500
		6,206,860
Consumer Goods: Durable 0.6%
NBTY, Inc., 144A, 7.63%, 05/15/2021	2,500,000	2,443,750
Containers, Packaging & Glass 5.3%
Albea Beauty Holdings S.A., 144A, (Luxembourg), 8.38%, 11/01/2019	5,365,000	5,579,600
Ardagh Packaging Finance PLC, 144A, (Ireland), 7.25%, 05/15/2024	3,000,000	3,165,000
Crown Cork & Seal Co., Inc., 7.38%, 12/15/2026	3,350,000	3,760,375
GCL Holdings S.C.A., 144A, (Luxembourg), 9.38%, 04/15/2018	€5,500,000	6,182,649
Guala Closures S.p.A., 144A, (Italy), 5.08%, 11/15/2019(f)	695,000	762,588
Reynolds Group Issuer, Inc., 9.88%, 08/15/2019	$662,000	678,550
Reynolds Group Issuer, Inc., 144A, 7.00%, 07/15/2024	695,000	742,781
		20,871,543
Energy: Oil & Gas 6.6%
Concho Resources, Inc., 5.50%, 04/01/2023	430,000	439,890
Concho Resources, Inc., 6.50%, 01/15/2022	1,000,000	1,035,000
Continental Resources, Inc., 7.38%, 10/01/2020	2,000,000	2,051,400
Denbury Resources, Inc., 144A, 9.00%, 05/15/2021	3,000,000	3,090,000
EP Energy, LLC, 9.38%, 05/01/2020	2,000,000	1,570,000
Extraction Oil & Gas Holdings, LLC, 144A, 7.88%, 07/15/2021	3,000,000	3,172,500
Gibson Energy, Inc., 144A, (Canada), 6.75%, 07/15/2021	3,316,000	3,407,190

Corporate Bonds (continued)

	Principal Amount	Value(a)
MEG Energy Corp., 144A, (Canada), 6.50%, 03/15/2021	$2,000,000	$1,725,000
MEG Energy Corp., 144A, (Canada), 7.00%, 03/31/2024	1,000,000	832,500
Midstates Petroleum Company, Inc., 9.25%, 06/01/2021(g)	3,500,000	35,000
Midstates Petroleum Company, Inc., 10.75%, 10/01/2020(g)	2,000,000	20,000
Newfield Exploration Co, 5.63%, 07/01/2024	2,500,000	2,600,000
ONEOK, Inc., 7.50%, 09/01/2023	1,700,000	1,946,500
Targa Resources Partners LP, 6.75%, 03/15/2024	2,250,000	2,407,500
Whiting Petroleum Corp., 5.00%, 03/15/2019	1,750,000	1,662,500
		25,994,980
Healthcare & Pharmaceuticals 3.8%
BioScrip, Inc., 8.88%, 02/15/2021	1,665,000	1,540,125
DJO Finance, LLC, 144A, 8.13%, 06/15/2021	2,000,000	1,835,000
Greatbatch, Ltd., 144A, 9.13%, 11/01/2023	2,145,000	2,059,200
HCA, Inc., 5.25%, 04/15/2025	1,500,000	1,571,250
HCA, Inc., 8.00%, 10/01/2018	1,500,000	1,663,125
IASIS Healthcare, LLC, 8.38%, 05/15/2019	3,000,000	2,857,500
Kinetic Concepts, Inc., 144A, 7.88%, 02/15/2021	1,000,000	1,077,500
Kinetic Concepts, Inc., 144A, 9.63%, 10/01/2021	2,500,000	2,415,625
		15,019,325
High Tech Industries 1.7%
Diebold, Inc., 144A, 8.50%, 04/15/2024	1,100,000	1,165,725
Syniverse Holdings, Inc., 9.13%, 01/15/2019	3,500,000	2,800,000
TIBCO Software, Inc., 144A, 11.38%, 12/01/2021	1,000,000	965,000

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2016

Corporate Bonds (continued)

	Principal Amount	Value(a)
Western Digital Corp., 144A, 10.50%, 04/01/2024	$1,500,000	$1,732,500
		6,663,225
Hotel, Gaming & Leisure 2.4%
Gala Group Finance, PLC, 144A, (Great Britain), 8.88%, 09/01/2018	£293,920	367,703
Gala Group Finance, PLC, 144A, (Great Britain), 11.50%, 06/01/2019(d)	2,704,546	3,418,626
MGM Resorts International, 8.63%, 02/01/2019	$1,000,000	1,121,875
MGM Resorts International, 11.38%, 03/01/2018	2,000,000	2,235,000
Mohegan Tribal Gaming Authority, 144A, 7.88%, 10/15/2024	2,222,000	2,255,330
		9,398,534
Media: Advertising, Printing & Publishing 1.5%
EMI Music Publishing Group North America Holdings, Inc., 144A, 7.63%, 06/15/2024	1,400,000	1,512,000
Lee Enterprises, Inc., 144A, 9.50%, 03/15/2022	4,275,000	4,403,250
		5,915,250
Media: Broadcasting & Subscription 14.5%
Altice Financing S.A., 144A, (Luxembourg), 6.63%, 02/15/2023	1,000,000	1,030,000
Altice Financing S.A., 144A, (Luxembourg), 7.50%, 05/15/2026	2,000,000	2,060,000
Altice Financing S.A., 144A, (Luxembourg), 9.88%, 12/15/2020	2,500,000	2,646,875
Belo Corp., 7.25%, 09/15/2027	4,500,000	4,758,750
Block Communications, Inc., 144A, 7.25%, 02/01/2020	1,177,000	1,203,482
Cablevision Systems Corp., 8.63%, 09/15/2017	4,619,000	4,826,855
CSC Holdings, LLC, 8.63%, 02/15/2019	2,000,000	2,220,000
Lamar Media Corp., 5.38%, 01/15/2024	2,000,000	2,105,000

Corporate Bonds (continued)

	Principal Amount	Value(a)
LIN Television Corp., 6.38%, 01/15/2021	$895,000	$922,969
Midcontinent Communications, 144A, 6.88%, 08/15/2023	1,750,000	1,863,750
Nexstar Broadcasting, Inc., 6.88%, 11/15/2020	2,875,000	2,979,219
Nexstar Broadcasting, Inc., 144A, 6.13%, 02/15/2022	1,000,000	1,025,000
RCN Telecom Services, LLC, 144A, 8.50%, 08/15/2020	1,000,000	1,065,625
SFR Group SA, 144A, (France), 6.25%, 05/15/2024	1,000,000	999,370
SFR Group SA, 144A, (France), 7.38%, 05/01/2026	5,000,000	5,050,000
Sinclair Television Group, Inc., 6.13%, 10/01/2022	2,000,000	2,112,580
Sinclair Television Group, Inc., 144A, 5.63%, 08/01/2024	500,000	506,250
Sirius XM Radio, Inc., 144A, 5.38%, 04/15/2025	1,500,000	1,529,850
TEGNA, Inc., 6.38%, 10/15/2023	1,500,000	1,586,250
Tribune Media Co, 5.88%, 07/15/2022	3,000,000	3,000,000
Univision Communications, Inc., 144A, 8.50%, 05/15/2021	1,963,000	2,022,915
Virgin Media Secured Finance PLC, 144A, (Great Britain), 5.25%, 01/15/2026	3,500,000	3,463,950
WaveDivision Holdings, LLC, 144A, 8.13%, 09/01/2020	2,185,000	2,277,862
WideOpenWest Finance, LLC, 10.25%, 07/15/2019	5,327,000	5,593,350
		56,849,902
Media: Diversified & Production 2.4%
ClubCorp Club Operations, Inc., 144A, 8.25%, 12/15/2023	2,500,000	2,662,500
Life Time Fitness, Inc., 144A, 8.50%, 06/15/2023	2,000,000	2,035,000
Live Nation Entertainment, Inc., 144A, 7.00%, 09/01/2020	4,500,000	4,671,900
		9,369,400

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2016

Corporate Bonds (continued)

	Principal Amount	Value(a)
Metals & Mining 6.0%
Alcoa Nederland Holding B.V., 144A, 6.75%, 09/30/2024	$1,000,000	$1,035,000
Anglo American Capital PLC, 144A, (Great Britian), 9.38%, 04/08/2019	4,750,000	5,438,750
Constellium NV, 144A, (Netherlands), 8.00%, 01/15/2023	250,000	243,750
First Quantum Minerals, Ltd., 144A, (Canada), 7.00%, 02/15/2021	1,000,000	949,375
First Quantum Minerals, Ltd., 144A, (Canada), 7.25%, 10/15/2019	250,000	246,563
First Quantum Minerals, Ltd., 144A, (Canada), 7.25%, 05/15/2022	2,600,000	2,460,250
FMG Resources August 2006 Pty, Ltd., 144A, (Australia), 9.75%, 03/01/2022	3,500,000	4,060,000
Freeport-McMoran Copper & Gold, Inc., 6.50%, 11/15/2020	1,500,000	1,531,875
Freeport-McMoran Copper & Gold, Inc., 6.88%, 02/15/2023	750,000	778,125
HudBay Minerals, Inc., (Canada), 9.50%, 10/01/2020	4,000,000	4,100,000
United States Steel Corp., 144A, 8.38%, 07/01/2021	2,000,000	2,125,000
Zekelman Industries, Inc., 144A, 9.88%, 06/15/2023	500,000	526,250
		23,494,938
Retail 2.4%
JC Penney Corporation, Inc., 8.13%, 10/01/2019	2,782,000	3,028,902
L Brands, Inc., 6.75%, 07/01/2036	1,025,000	1,088,038
L Brands, Inc., 8.50%, 06/15/2019	4,000,000	4,650,000
Rite Aid Corp., 144A, 6.13%, 04/01/2023	690,000	727,950
		9,494,890
Services: Business 2.9%
Ashtead Capital, Inc., 144A, 6.50%, 07/15/2022	2,000,000	2,097,500

Corporate Bonds (continued)

	Principal Amount	Value(a)
Ceridian HCM Holding, Inc., 144A, 11.00%, 03/15/2021	$1,000,000	$1,052,500
Hertz Corp., 144A, 5.50%, 10/15/2024	1,200,000	1,165,080
Solera, LLC, 144A, 10.50%, 03/01/2024	2,500,000	2,794,550
TMF Group Holding B.V., 144A, (Netherlands), 9.88%, 12/01/2019	€3,750,000	4,359,384
		11,469,014
Telecommunications 2.5%
Digicel Group, Ltd., 144A, (Bermuda), 8.25%, 09/30/2020	$2,750,000	2,433,750
Frontier Communications Corp., 11.00%, 09/15/2025	2,250,000	2,303,775
Sprint Communications, Inc., 9.13%, 03/01/2017	2,000,000	2,040,000
T-Mobile USA, Inc., 6.63%, 04/28/2021	3,000,000	3,146,250
		9,923,775
Utilities: Electric 0.8%
Dynegy, Inc., 7.63%, 11/01/2024	1,250,000	1,196,875
Dynegy, Inc., 144A, 8.00%, 01/15/2025	1,500,000	1,447,500
NRG Energy, Inc., 7.88%, 05/15/2021	275,000	287,375
NRG Energy, Inc., 144A, 7.25%, 05/15/2026	375,000	368,966
		3,300,716
Total Corporate Bonds (Cost: $248,164,458)		242,105,364

Collateralized Loan Obligations/
Collateralized Debt Obligations 35.5%

AMMC CLO XIII, Ltd., 144A, (Cayman Islands), 5.68%, 01/26/2026(f)	3,000,000	2,703,396
AMMC CLO XIV, Ltd., 144A, (Cayman Islands), 5.68%, 07/27/2026(f)	1,500,000	1,278,690
Apidos CLO XII, 144A, (Cayman Islands), 5.08%, 04/15/2025(f)	2,000,000	1,790,846

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2016

Collateralized Loan Obligations/
Collateralized Debt Obligations (continued)

	Principal Amount	Value(a)
Apidos CLO XVI, 144A, (Cayman Islands), 5.38%, 01/19/2025(f)	$2,000,000	$1,720,212
Atlas Senior Loan Fund III, Ltd., 144A, (Cayman Islands), 08/18/2025	1,500,000	834,642
Atlas Senior Loan Fund IV, Ltd., 144A, (Cayman Islands), 5.52%, 02/17/2026(f)	2,000,000	1,695,042
Atlas Senior Loan Fund VI, Ltd., 144A, (Cayman Islands), 6.08%, 10/15/2026(f)	1,000,000	865,798
Atrium CLO VII, 144A, (Cayman Islands), 11/16/2022	1,600,000	1,203,794
Atrium XI, 144A, (Cayman Islands), 5.98%, 10/23/2025(f)	5,590,000	4,978,856
Babson CLO, Ltd., 2013-II, 144A, (Cayman Islands), 5.38%, 01/18/2025(f)	2,000,000	1,721,522
Canyon Capital CLO 2015-1, Ltd., 144A, (Cayman Islands), 6.33%, 04/15/2027(f)	1,500,000	1,321,577
Carlyle Global Market Strategies CLO 2013-4, Ltd., 144A, (Cayman Islands), 10/15/2025	1,259,000	694,531
Carlyle Global Market Strategies CLO 2014-1, Ltd., 144A, (Cayman Islands), 5.33%, 04/17/2025(f)	5,000,000	4,341,540
Cedar Funding IV CLO, Ltd., 144A, (Cayman Islands), 10/23/2026	4,000,000	3,344,772
Cedar Funding VI CLO, Ltd., 144A, (Cayman Islands), 10/20/2028(d)	2,000,000	1,757,500
Cent CLO XVIII, Ltd., 144A, (Cayman Islands), 5.48%, 07/23/2025(f)	3,000,000	2,584,221
Cent CLO XXIII, Ltd., 144A, (Cayman Islands), 6.28%, 04/17/2026(f)	2,750,000	2,404,803
Clear Creek CLO, Ltd., 144A, (Cayman Islands), 6.63%, 04/20/2027(f)	1,000,000	920,380

Collateralized Loan Obligations/
Collateralized Debt Obligations (continued)

	Principal Amount	Value(a)
Denali Capital CLO XI, Ltd., 2015-1A D, 144A, (Cayman Islands), 6.33%, 04/20/2027(f)	$1,000,000	$886,342
Denali Capital CLO XI, Ltd., 2015-1A E, 144A, (Cayman Islands), 6.83%, 04/20/2027(f)	2,000,000	1,529,238
Denali Capital CLO XI, Ltd., 2015-1X D, 144A, (Cayman Islands), 6.15%, 04/20/2027(f)	460,000	407,717
Denali Capital CLO XII, Ltd., 2016-1A E, 144A, (Cayman Islands), 8.63%, 04/15/2028(f)	5,000,000	5,020,180
Dorchester Park CLO, Ltd., 144A, (Ireland), 6.13%, 01/20/2027(f)	625,000	590,433
Dorchester Park CLO, Ltd., 144A, (Ireland), 7.13%, 01/20/2027(f)	4,000,000	3,315,180
Dryden XXV Senior Loan Fund, 144A, (Cayman Islands), 01/15/2025	250,000	129,947
Dryden XXXVI Senior Loan Fund, 144A, (Cayman Islands), 5.99%, 11/09/2025(f)	4,370,000	3,898,783
Dryden XXXVII Senior Loan Fund, 144A, (Cayman Islands), 6.28%, 04/15/2027(f)	1,250,000	1,113,958
Dryden XLII Senior Loan Fund, 144A, (Cayman Islands), 8.13%, 07/15/2027(f)	1,500,000	1,490,121
Flatiron CLO 2013-1, Ltd., 144A, (Cayman Islands), 5.78%, 01/17/2026(f)	1,750,000	1,487,073
Galaxy XIX CLO, Ltd., 144A, (Cayman Islands), 5.98%, 01/24/2027(f)	800,000	709,135
Galaxy XX CLO, Ltd., 144A, (Cayman Islands), 6.38%, 07/20/2027(f)	3,500,000	3,116,764
Goldentree Loan Opportunities VI, Ltd., 144A, (Cayman Islands), 04/17/2022	1,500,000	280,556
Goldentree Loan Opportunities X, Ltd., 144A, (Cayman Islands), 5.90%, 07/20/2027(f)	1,500,000	1,312,107

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2016

Collateralized Loan Obligations/
Collateralized Debt Obligations (continued)

	Principal Amount	Value(a)
Goldentree Loan Opportunities XI, Ltd., 144A, (Cayman Islands), 6.43%, 04/18/2027(f)	$1,000,000	$899,821
Greywolf CLO II, Ltd., 144A, (Cayman Islands), 5.38%, 04/15/2025(f)	1,500,000	1,350,848
Halcyon Loan Advisors Funding 2013-1, Ltd., 144A, (Cayman Islands), 4.38%, 04/15/2025(f)	4,000,000	3,445,984
Halcyon Loan Advisors Funding 2015-1, Ltd., 144A, (Cayman Islands), 6.53%, 04/20/2027(f)	750,000	606,297
Halcyon Loan Advisors Funding 2015-3, Ltd., 144A, (Cayman Islands), 6.83%, 10/18/2027(f)	2,500,000	2,072,342
Jamestown CLO IV, Ltd., 144A, (Cayman Islands), 5.88%, 07/15/2026(f)	2,000,000	1,567,860
Jamestown CLO VI, Ltd., 144A, (Cayman Islands), 5.56%, 02/20/2027(f)	900,000	736,025
LCM XII, L.P., 144A, (Cayman Islands), 10/19/2022	1,000,000	577,428
LCM XIII, L.P., 144A, (Cayman Islands), 01/19/2023	1,775,000	1,011,913
LCM XV, L.P., 144A, (Cayman Islands), 08/25/2024	5,875,000	3,056,909
Madison Park Funding IV, Ltd., 144A, (Cayman Islands), 03/22/2021	3,700,000	4,878,498
Madison Park Funding XII, Ltd., 144A, (Cayman Islands), 07/20/2026	4,000,000	2,943,340
Madison Park Funding XIII, Ltd., 144A, (Cayman Islands), 5.88%, 01/19/2025(f)	5,250,000	4,770,139
Madison Park Funding XIV, Ltd., 144A, (Cayman Islands), 5.63%, 07/20/2026(f)	2,750,000	2,453,278
Magnetite XIV, Ltd., 144A, (Cayman Islands), 7.38%, 07/18/2028(f)	4,000,000	3,280,180

Collateralized Loan Obligations/
Collateralized Debt Obligations (continued)

	Principal Amount	Value(a)
Mountain Hawk III CLO, Ltd., 144A, (Cayman Islands), 5.73%, 04/18/2025(f)	$2,000,000	$1,504,388
Nautique Funding, Ltd., 144A, (Cayman Islands), 04/15/2020	1,300,000	575,699
Northwoods Capital X, Ltd., 144A, (Cayman Islands), 5.37%, 11/04/2025(f)	2,000,000	1,703,624
Northwoods Capital XI, Ltd., 144A, (Cayman Islands), 4.33%, 04/15/2025(f)	2,500,000	2,279,167
Oaktree CLO, Ltd. 2015-1A, 144A, (Cayman Islands), 10/20/2027	4,000,000	3,048,800
Octagon Investment Partners XVIII, Ltd., 144A, (Cayman Islands), 6.07%, 12/16/2024(f)	2,600,000	2,418,991
OHA Credit Partners VI, Ltd., 144A, (Cayman Islands), 4.93%, 05/15/2023(f)	750,000	692,929
OHA Loan Funding 2013-1, Ltd., 144A, (Cayman Islands), 07/23/2025	3,000,000	1,996,644
OZLM Funding V, Ltd., 144A, (Cayman Islands), 5.63%, 01/17/2026(f)	2,900,000	2,639,302
OZLM VII, Ltd., 144A, (Cayman Islands), 5.88%, 07/17/2026(f)	2,750,000	2,389,728
OZLM XI, Ltd., 144A, (Cayman Islands), 6.29%, 01/30/2027(f)	2,000,000	1,776,098
OZLM XIV, Ltd., 144A, (Cayman Islands), 7.03%, 01/15/2029(f)	4,500,000	4,236,304
Steele Creek CLO 2014-1, Ltd., 144A, (Cayman Islands), 4.21%, 08/21/2026(f)	2,450,000	2,263,327
THL Credit Wind River 2015-2 CLO, Ltd., 144A, (Cayman Islands), 6.58%, 10/15/2027(f)	4,000,000	3,619,904
THL Credit Wind River 2016-1 CLO, Ltd., 144A, (Cayman Islands), 8.22%, 07/15/2028(f)	3,500,000	3,488,817

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2016

Collateralized Loan Obligations/
Collateralized Debt Obligations (continued)

	Principal Amount	Value(a)
TICP CLO III, Ltd, 144A, (Cayman Islands), 6.43%, 01/20/2027(f)	$4,000,000	$3,413,148
Venture XIII CLO, Ltd., 144A, (Cayman Islands), 6.15%, 06/10/2025(f)	1,500,000	1,327,589
West CLO 2013-1, Ltd., 144A, (Cayman Islands), 11/07/2025	500,000	176,635
West CLO 2013-1, Ltd., 144A, (Cayman Islands), 4.44%, 11/07/2025(f)	3,000,000	2,603,775
WhiteHorse VII, Ltd., 144A, (Cayman Islands), 4.53%, 11/24/2025(f)	2,000,000	1,857,298
Total Collateralized Loan Obligations/ Collateralized Debt Obligations (Cost: $136,341,385)		139,112,685

Common Stocks 1.9%(h)

	Shares	Value(a)
Energy: Oil & Gas 1.5%
Energy & Exploration Partners, LLC(d)	402	$153,564
Halcon Resources Corp.	292,519	2,618,045
Templar Energy, LLC, New Class A Common Equity	145,457	872,741
Templar Energy, LLC, New Preferred Equity	212,182	2,280,956
		5,925,306
Printing and Publishing 0.2%
Dex Media, Inc.	266,744	586,837
Services: Business 0.2%
Affinion Group Holdings, Inc.	110,400	828,000
Total Common Stocks (Cost: $16,550,471)		7,340,143
Total Investments — 146.2% (Cost: $589,207,370)		$572,757,782
Liabilities in Excess of Other Assets — (46.2%)		(180,970,731)
Net Assets — 100.0%		$391,787,051

Footnotes:

(a)  Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates. All investments are in United States enterprises unless otherwise noted.

(b)  Interest rates on floating rate term loans adjust periodically based upon a predetermined schedule. Stated interest rates in this schedule represents the "all-in" rate as of October 31, 2016.

(c)  This position or a portion of this position represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor plus a spread which was determined at the time of purchase.

(d)  Security valued at fair value using methods determined in good faith by or under the direction of the board of directors.

(e)  Reported net of unfunded commitments, reduced by any upfront payments received if purchased at a discount, see Note 2.

(f)  Variable rate coupon rate shown as of October 31, 2016.

(g)  See Note 4 regarding defaulted securities.

(h)  Non-income producing security.

  As of October 31, 2016, the aggregate cost of securities for Federal income tax purposes was $589,426,950.
Unrealized appreciation and depreciation on investments for Federal income tax purposes were as follows:

Gross unrealized appreciation	$15,924,667
Gross unrealized depreciation	(32,593,835)
Net unrealized depreciation	$(16,669,168)

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2016

Abbreviations:

144A  Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

CLO  Collateralized Loan Obligation

Currencies:

€  Euro Currency

£  British Pounds

$  U.S. Dollars

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Assets and Liabilities

October 31, 2016

Assets:
Investments, at value (cost $589,207,370)	$572,757,782
Cash	8,287,049
Cash denominated in foreign currency, at value (cost $359,424)	358,796
Receivable for securities sold	6,362,728
Interest and principal receivable	6,210,565
Deferred debt issuance costs	113,069
Total assets	594,089,989
Liabilities:
Line of credit outstanding	168,027,371
Payable for securities purchased	33,335,502
Payable for investment advisory fees	480,391
Payable for interest expense	177,675
Payable for commitment fee	51,549
Payable for investor support fees	48,044
Payable for administration, custodian, and transfer agent fees	4,843
Accrued expenses and other payables	177,563
Total liabilities	202,302,938
Net assets	$391,787,051
Net assets consist of:
Paid-in capital	$445,066,437
Distributions in excess of net investment income	(222,899)
Accumulated net realized losses on investments and foreign currency	(38,680,505)
Net unrealized depreciation on investments and foreign currency	(14,375,982)
Net assets	$391,787,051
Common shares:
Shares outstanding (authorized 1 billion shares of each Fund of $0.001 par value)	22,991,775
Net asset value per share	$17.04

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Operations

For the year ended October 31, 2016

Investment income:
Interest	$39,450,462
Expenses:
Investment advisory fees (Note 6)	5,348,639
Interest expense (Note 5)	2,049,876
Administrative services of the adviser (Note 6)	910,555
Legal fees	558,143
Investor support fees (Note 6)	534,864
Administration, custodian and transfer agent fees (Note 6)	420,017
Insurance expense	311,001
Amortization of debt issuance cost (Note 5)	261,354
Audit fees	157,772
Directors fees	152,692
Commitment fee (Note 5)	104,359
Printing expense	95,176
Other expenses	80,292
Total expenses	10,984,740
Net investment income	28,465,722
Net realized and net change in unrealized gain (loss) on investments and foreign currency
Net realized loss on investments	(32,491,932)
Net realized gain on foreign currency	5,486,956
Net change in unrealized appreciation (depreciation) on investments	32,452,035
Net change in unrealized appreciation (depreciation) on foreign currency	(3,652,603)
Net realized and net change in unrealized gain on investments and foreign currency	1,794,456
Net increase in net assets resulting from operations	$30,260,178

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Changes in Net Assets

	Year Ended October 31, 2016	Year Ended October 31, 2015
Increase (decrease) in net assets from operations:
Net investment income	$28,465,722	$21,316,206
Net realized loss on investments and foreign currency	(27,004,976)	(9,724,463)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	28,799,432	(18,733,928)
Net increase (decrease) in net assets resulting from operations	30,260,178	(7,142,185)
Distributions to shareholders from:
Net investment income	(28,847,985)	(24,213,323)
Net realized gains	—	(1,309,683)
Return of capital	(1,305,942)	(55,818)
Total distributions	(30,153,927)	(25,578,824)
Increase (decrease) in net assets from operations and distributions	106,251	(32,721,009)
Share transactions:
Proceeds of shares issued in connection with fund merger	—	109,397,217
Cost of shares repurchased (Note 4)	(6,363,294)	—
Net increase (decrease) from share transactions	(6,363,294)	109,397,217
Total increase (decrease) in net assets	(6,257,043)	76,676,208
Net Assets, beginning of period	398,044,094	321,367,886
Net Assets, end of period	$391,787,051	$398,044,094
Distributions in excess of net investment income	$(222,899)	$(250,896)

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Cash Flows

For the year ended October 31, 2016

Operating activities:
Increase in net assets resulting from operations	$30,260,178
Adjustments to reconcile increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(551,282,115)
Proceeds from the sale of investments	561,872,573
Amortization and accretion of discounts and premiums, net	457,636
Net realized loss on investments	32,491,932
Net realized gain on foreign currency	(5,486,956)
Net change in unrealized (appreciation) depreciation on investments	(32,452,035)
Net change in unrealized (appreciation) depreciation on foreign currency	3,652,603
Changes in operating assets and liabilities:
Interest and principal receivable	1,008,887
Prepaid expenses	33,147
Deferred debt issuance costs	83,351
Payable for investment advisory fees	(3,801)
Payable for interest expense	17,550
Payable for investor support fees	(380)
Payable for commitment fee	46,284
Payable for administration, custodian and transfer agent fees	(17,656)
Accrued expenses and other payables	(99,202)
Net cash provided by operating activities	40,581,996
Financing activities:
Borrowings on line of credit	151,788,371
Paydowns of line of credit	(152,745,093)
Cost of shares redeemed	(6,363,294)
Distributions paid to common shareholders	(30,153,927)
Net cash used in financing activities	(37,473,943)
Effect of exchange rate changes on cash	1,834,353
Net increase in cash	$4,942,406
Cash:
Beginning of period	$3,703,439
End of period	$8,645,845
Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$2,032,326

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Financial Highlights

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Period Ended October 31, 2013(a)
Per share data:
Net asset value, beginning of period	$16.95		$18.72	$19.43	$19.10
Income from investment operations:
Net investment income	1.23		1.21	1.24	1.09
Net realized and net change in unrealized gain (loss)	0.16		(1.58)	(0.55)	0.45
Total income from investment operations	1.39		(0.37)	0.69	1.54
Less distributions declared to shareholders:
From net investment income	(1.23)		(1.33)	(1.40)	(1.17)
From net realized gains	—		(0.07)	—	—
From return of capital	(0.07)		— (b)	—	—
Total distributions declared to shareholders	(1.30)		(1.40)	(1.40)	(1.17)
Capital share transactions:
Common share offering costs charged to paid-in capital	—		—	—	(0.04)
Net asset value common shares, end of period	$17.04		$16.95	$18.72	$19.43
Market value common shares, end of period	$14.70		$14.37	$16.86	$18.05
Net asset value total return(c)	8.98%		(2.11)%	3.54%	8.04	%(d)
Market value total return(e)	12.47%		(6.74)%	1.02%	(4.03	)%(d)
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)	$391,787		$398,044	$321,368	$333,526
Expenses, inclusive of interest expense and amortization of debt issuance costs	2.96%		2.83%	2.58%	2.18	%(d)
Expenses, exclusive of interest expense and amortization of debt issuance costs	2.34%		2.39%	1.97%	1.74	%(d)
Net investment income	7.68%		6.51%	6.40%	5.74	%(d)
Portfolio turnover rate	92.30	%(d)	89.67%	96.01%	189.46	%(d)

(a)  For the period from November 27, 2012 (commencement of operations) to October 31, 2013.

(b)  Less than 0.005.

(c)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year.

(d)  Not annualized.

(e)  Based on market value per share (beginning market value common shares $20.00). Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year.

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements

October 31, 2016

(1) Organization

Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC) ("ARDC" or "Fund") is a corporation incorporated under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act''), as a closed-end, non-diversified, management investment company, and intends to qualify each year to be treated as a Regulated Investment Company ("RIC"), under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund commenced operations on November 27, 2012. Ares Capital Management II LLC (the "Adviser'') was registered as a Registered Investment Adviser with the SEC on June 9, 2011 and serves as the investment adviser to the Fund.

Investment Objective and Policies

The Fund's investment objective is to seek an attractive risk adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) senior secured loans ("Senior Loans") made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds ("Corporate Bonds") that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) securities issued by entities commonly referred to as collateralized loan obligations ("CLOs") and other asset-backed securities. The Fund's investments in CLOs include investments in subordinated tranches of CLO securities. The Adviser will dynamically allocate the Fund's portfolio among investments in the various targeted credit markets, to seek to manage interest rate and credit risk and the duration of the Fund's portfolio.

(2) Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared on an accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP"), and include the accounts of the Fund. The Fund is an investment company following accounting and reporting guidance in Financial Accounting Standards ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services — Investment Companies. The Advisor makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates and such differences may be material.

Investments Valuation

All investments in securities are recorded at their estimated fair value, as described in Note 3.

Revolving loan, bridge loan and delayed draw term loan agreements

For investment purposes, the Fund has entered into certain loan commitments which may include revolving loan, bridge loan, partially unfunded term loan and delayed draw term loan commitments ("unfunded loan commitments"). Unfunded loan commitments purchased at a discount/premium may include cash received/paid for the amounts representing such discounts/premiums. Unfunded loan commitments are agreements to participate in the lending of up to a specified maximum amount for a specified period. As of October 31, 2016, the fair value of loans disclosed in the Schedule of Investments does not include unfunded loan commitments, which total $3,607,898.

Interest Income

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected, and adjusted for accretion of discounts and amortization of premiums. The Fund may have investments that contain payment-in-kind ("PIK") provisions. The PIK interest, computed at the contractual rate specified, is added to the principal balance and adjusted cost of the investments and recorded as interest income. The PIK interest for the year ended October 31, 2016 was $36,456 recorded as interest income.

Discounts and Premiums

Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method. The adjusted cost of investments represents the original cost adjusted for PIK interest and the accretion of discounts and amortization of premiums.

Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on the trade date. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is earned from settlement date and is recorded on the accrual basis. Realized gains and losses are reported on the specific identification method. Expenses are recorded on the accrual basis as incurred.

Foreign Currency Transactions

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2016

assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; and (ii) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on transaction dates.

The Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain on investments in the Statements of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of income and expense items recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at year end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transaction clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Dividends to Shareholders

The Fund intends to make regular monthly cash distributions of all or a portion of its net investment income available to common shareholders. The Fund intends to pay common shareholders at least annually all or substantially all of its net investment income. The Fund intends to pay any capital gains distributions at least annually. Dividends to shareholders are recorded on the ex-dividend date.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than another. The Fund will make distributions only if authorized by its board of directors and declared by the Fund out of assets legally available for these distributions. The Fund may pay a special distribution at the end of each calendar year. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital to shareholders, which would reduce the Fund's net asset value and, over time, potentially increase the Fund's expense ratios. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund's earned income or other profits. The board of directors may elect to change the Fund's distribution policy at any time.

Commitments

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Income Taxes

The Fund intends to distribute all or substantially all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to RICs. Accordingly, no provision for U.S. federal income taxes is required.

The Fund may elect to incur an excise tax if it is deemed prudent by its board of directors from a cash management perspective or in the best interest of shareholders due to other facts and circumstances. For the twelve months ended December 31, 2015, the Fund did not pay U.S. federal excise taxes.

As of October 31, 2016, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

Net investment income and net realized gains and losses may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to differing treatments for foreign currency gains and losses, defaulted bonds, paydown

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2016

gains and losses, losses due to wash sales, QEF income and capital gains and consent fees. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the fiscal period that the differences arise. On the Statement of Assets and Liabilities, the following reclassifications were made:

2016
Undistributed net investment income	$1,716,202
Accumulated net realized gain/(loss)	(465,289)
Additional paid-in capital/(reduction)	(1,250,913)

The character of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that the income or realized gains or losses were recorded by the Fund.

The character of distributions paid during the fiscal years ended October 31, 2016 and 2015 were as follows:

	2016	2015
Ordinary income	$28,847,985	$24,213,323
Capital gain	—	1,309,683
Return of capital	1,305,942	55,818

As of October 31, 2016, the components of accumulated earnings (deficit) on a tax basis were as follows:

2016
Undistributed ordinary income	$—
Undistributed capital gains	—
Accumulated capital and other losses	(38,460,925)
Other undistributed ordinary losses	—
Net unrealized depreciation	(14,595,562)

At October 31, 2016, the Fund had capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder. Capital loss carryovers may be limited under IRS section 382.

No Expiration Short-Term	No Expiration Long-Term
3,062,448	35,398,477

During the year ended October 31, 2016, the Fund did not utilize capital loss carryforwards.

The FASB, Accounting Standards Codification 740, Income Taxes (ASC 740), provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. The Fund has evaluated the implications of ASC 740 for all open tax years, and has determined there is no impact to the Fund's financial statements as of the year ended October 31, 2016. The Fund's federal and state income returns for which the applicable statutes of limitations have not expired (2013, 2014, 2015) remain subject to examination by the Internal Revenue Service and states department of revenue.

All penalties and interest associated with income taxes, if any, are included in other expenses in the Statement of Operations. There were no penalties and interest incurred by the Fund for the current fiscal year.

Recently Issued Accounting Pronouncements

On October 13, 2016 the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their potential impact on the financial statements and accompanying notes.

In April 2015, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2015-03, "Interest-Imputation of Interest" (Subtopic 835-30), which provides guidance simplifying the presentation of debt issuance costs. The amendments require that debt issuance costs related to recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs are not affected by the new guidance. In addition, in August 2015, the FASB issued ASU No. 2015-15, "Interest-Imputation of Interest" (Subtopic 835-30). The additional guidance reiterates that the SEC would not object to an entity deferring and presenting debt issuance costs related to a line of credit arrangement as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line of credit arrangement, regardless of whether there are any outstanding borrowings. The amendments are effective for annual reporting periods, including interim periods within those reporting period beginning after December 15, 2015, and early adoption is permitted. The guidance is to be applied on a retrospective basis and accounted for a change in accounting principle.

In May 2014, the FASB issued ASU No. 2014-09, "Revenue from Contracts with Customers (Topic 606)." The guidance in Topic 606 supersedes the revenue recognition requirement in Topic 605 "Revenue Recognition." Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. In March 2016, the FASB issued ASU No. 2016-08, "Revenue

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2016

from Contracts with Customers (Topic 606): Principal versus Agent Considerations," which clarifies the guidance in ASU No. 2014-09. In April 2016, the FASB issued ASU No. 2016-10, "Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing," an update on identifying performance obligations and accounting for licenses of intellectual property. Additionally, in May 2016, the FASB issued ASU No. 2016-12, "Revenue from Contracts with Customers (Topic 606): Narrow-Scope Improvements and Practical Expedients," which includes amendments for enhanced clarification of the guidance. Earlier application is permitted only as of annual reporting periods beginning after December 15, 2016, including interim reporting periods within the reporting period. The amendments are effective for annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period. While management is still assessing the potential impact of this update, it is not expected to be material to the Fund's financial statements.

(3) Investments

Fair Value Measurements

The Fund follows the provisions of Fair Value Measurements and Disclosures under U.S. GAAP, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. This standard defines fair value and establishes a hierarchal disclosure framework, which prioritizes and ranks the level of market price observability used in measuring investments at fair value and expands disclosures about assets and liabilities measured at fair value. The hierarchal disclosure framework establishes a three-tier hierarchy to maximize the use of observable data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique.

Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•  Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access

•  Level 2 — Valuations based on quoted prices in markets that are not active or which all significant inputs are observable either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement (including a single broker quote or the Fund's own assumptions in determining the fair value of investments)

The fair value of the Fund's investments are primarily estimated based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs. The Fund's custodian obtains prices from independent pricing services based on an authorized pricing matrix as approved by the Fund's board of directors. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. For any security, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value. The Adviser is responsible for all inputs and assumptions related to the pricing of securities. As part of its internal controls, the Adviser obtains, reviews and tests information to corroborate prices received from third-party pricing sources. The main inputs into the Adviser's valuation model for these Level 3 securities include earnings multiples (based on the historical earnings of the issuer) and discounted cash flows. The Adviser may also consider original transaction price, recent transactions in the same or similar instruments and completed third-party transactions in comparable instruments as well as other liquidity, credit and market risk factors. Models will be adjusted as deemed necessary by the Adviser.

Bank loans and corporate debts: The fair value of bank loans and corporate debt is estimated based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs and are generally classified within Level 2 or 3. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2016

such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. If the pricing services are only able to obtain a single broker quote or utilize a pricing model the securities will be classified as Level 3. If the pricing services are unable to provide prices, the Adviser will attempt to obtain one or more broker quotes directly from a dealer and price such securities at the last bid price obtained; such securities are classified as Level 3.

Collateralized loan obligations: The fair value of CLOs is estimated based on various valuation models of third-party pricing services as well as internal models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

The following is a summary of the inputs used as of October 31, 2016, in valuing the Fund's investments carried at fair value:

	Level 1 — Quoted Prices ($)	Level 2 — Other Significant Observable Inputs ($)	Level 3 — Significant Unobservable Inputs ($)	Total ($)
Floating Rate Term Loans	—	167,510,120	16,689,470	184,199,590
Corporate Bonds	—	238,686,738	3,418,626	242,105,364
Collateralized Loan Obligations/ Collateralized Debt Obligations	—	—	139,112,685	139,112,685
Common Stock	2,618,045	—	4,722,098	7,340,143
Total Investments	2,618,045	406,196,858	163,942,879	572,757,782

The following is a reconciliation of the Fund's investments in which significant unobservable inputs (Level 3) were used in determining fair value.

For the year ended October 31, 2016:

	Floating Rate Term Loans ($)	Corporate Bonds ($)	Collateralized Loan Obligations/ Collateralized Debt Obligations ($)	Common Stock ($)	Total ($)
Balance as of 10/31/15	18,371,397	—	115,761,300	—	134,132,697
Purchases(a)	10,179,677	—	47,066,030	13,937,812	71,183,519
Sales(b)	(10,561,474)	—	(27,975,968)	(550,664)	(39,088,106)
Net realized and unrealized gains (losses)	(1,190,640)	—	3,367,032	(8,665,050)	(6,488,658)
Accrued discounts/ (premiums)	40,686	—	894,291	—	934,977
Transfers in to Level 3	4,477,501	3,418,626	—	—	7,896,127
Transfers out of Level 3	(4,627,677)	—	—	—	(4,627,677)
Balance as of 10/31/16	16,689,470	3,418,626	139,112,685	4,722,098	163,942,879
Net change in unrealized appreciation/ (depreciation) from Investments held as of 10/31/16	(826,698)	—	6,894,809	(8,665,050)	(2,596,939)

Investments were transferred into and out of Level 3 and into and out of Level 2 during the year ended October 31, 2016 due to changes in the quantity and quality of information obtained to support the fair value of each investment as assessed by the Adviser.

(a) Purchases include payment-in-kind interest and securities received from restructure.

(b) Sales include principal redemptions.

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2016

The valuation techniques used by the Adviser to measure fair value as of October 31, 2016 maximized the use of observable inputs and minimized the use of unobservable inputs. The valuation techniques and significant amounts of unobservable inputs used in the valuation of the Fund's Level 3 securities are outlined in the table below.

	Fair Value ($)	Valuation Technique	Unobservable Inputs	Range
Assets Investments in securities
Floating Rate Loans	16,055,851	Broker quotes and/or 3rd party pricing services	N/A	N/A
	241,687	Market Approach (Other)	N/A	N/A
	391,932	Market Approach (Other)	WITI Oil Price; PV Discount Rate	N/A
	—	Recent Transaction Price	N/A	N/A
Total Floating Rate Loans	16,689,470
Corporate Bonds	3,418,626	Broker quotes and/or 3rd party pricing services	N/A	N/A
Collateralized Loan Obligation/ Collateralized Debt Obligation	137,355,185	Broker quotes and/or 3rd party pricing services	N/A	N/A
	1,757,500	Recent Transaction Price	N/A	N/A
Total Collateralized Loan Obligation/ Collateralized Debt Obligation	139,112,685
Common Stock	4,568,534	Broker quotes and/or 3rd party pricing services	N/A	N/A
	153,564	Market Approach (Other)	WITI Oil Price; PV Discount Rate	N/A
Total Common Stock	4,722,098
Total Level 3 Investments	163,942,879

There were no transfers between Level 1 and 2 during the period. It is the Fund's policy to recognize transfers into and out of all levels at the end of the reporting period.

(4) Common Stock

Common share transactions were as follows:

	Year Ended October 31, 2016
	Shares	Amount ($)
Common shares outstanding — beginning of year	23,481,158	436,586,674
Common shares repurchased — shares repurchase plan	(489,383)	(6,363,294)
Common shares outstanding — end of year	22,991,775	430,223,380

The board has authorized the repurchase of shares of the Fund's outstanding common stock on the open market at the fund management's discretion when shares of the common stock are trading on the NYSE at a discount of 10% or more (or such other percentage as the board may determine from time to time) from the net asset value of the shares. The Fund is not required to effect common share repurchases. Any such purchases of Fund shares of common stock may not materially impact the discount of the market price of the Fund's shares of common stock relative to their net asset value and any narrowing of this discount that does result may not be maintained.

(5) Credit Facility

On September 30, 2016, the Fund amended its expiring credit agreement with State Street Bank and Trust Company (the "Lender") in which the Lender agreed to make loans to the Fund up to $212 million, under a revolving credit facility (the "Credit Facility") secured by certain assets of the Fund. Effective September 30, 2016, loans under the Credit Facility generally bear interest at the applicable LIBOR rate plus 0.95%. Prior to September 30, 2016, interest was charged at the applicable LIBOR rate plus 0.85%. The interest expense for the year ended October 31, 2016 was $2,049,876 for the Fund. Unused portions of the Credit Facility will accrue a commitment fee equal to an annual rate of 0.15% if 80% of the Credit Facility is utilized or 0.25% if less than 80% of the Credit Facility is utilized. Prior to September 30, 2016, the unused commitment fee was equity to an annual rate of 0.10% if 80% of the Credit Facility was utilized or 0.25% if less than 80% of the Credit Facility was utilized. The unused commitment fee for the year ended October 31, 2016 was $104,359 for the Fund. Debt issuance costs including related legal expenses incurred by the Fund in connection with the Credit Facility are deferred and are amortized on an effective yield method over the term of the Credit Facility. These amounts are included in the Statements of Operations as amortization of debt issuance cost. The fair value of the Fund's borrowings under the Credit Facility approximates the carrying amount presented in the accompanying Statements of

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2016

Assets and Liabilities based on a yield analysis and remaining maturity for which the Fund has determined would be categorized as Level 2 in the fair value hierarchy.

The weighted average outstanding daily balance of all loans during the period from November 1, 2015 to October 31, 2016 was approximately $164,462,040 with an average borrowing cost of 2.63%. As of October 31, 2016, the amount outstanding under the Credit Facility was $168,027,371. The Credit Facility maturity date is October 2, 2018. As of October 31, 2016, the Fund was in compliance in all material respects with the terms of the Credit Facility.

Under the Investment Company Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the Fund will have an asset coverage of at least 300%. In general, the term "asset coverage" for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund. In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless, at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 300% after deducting the amount of such distribution or purchase price, as applicable. For non-public indebtedness issued by the Fund (for example, the Credit Facility), the Fund may be able to continue to pay distributions on its capital stock or purchase its capital stock even if the asset coverage ratio on its indebtedness falls below 300%.

(6) Investment Advisory and Other Agreements

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser is an affiliate of Ares Management, L.P. ("Ares") and leverages Ares' entire investment platform and benefits from the significant capital markets, trading and research expertise of all of Ares' investment professionals.

The Adviser provides certain investment advisory and administrative services to the Fund pursuant to the investment advisory agreement with the Fund ("Investment Advisory Agreement"). Pursuant to its Investment Advisory Agreement, the Fund has agreed to pay the Adviser a management fee at an annual rate of 1.00% of the average daily value of the Fund's Managed Assets. "Managed Assets" means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness. The management fees incurred for the year ended October 31, 2016 were $5,348,639 for the Fund.

In addition to advisory services, the Adviser and its affiliates provide certain administrative services to the Fund at the Fund's request. Under the Investment Advisory Agreement, the Adviser may seek reimbursement from the Fund for the costs of these administrative services provided to the Fund by the Adviser and its affiliates. The Fund reimbursed the Adviser for administrative costs, resulting in reimbursements by the Fund of $910,555 to the Adviser for the year ended October 31, 2016.

The Fund has engaged State Street Bank and Trust Company ("State Street") to serve as the Fund's administrator, custodian and transfer agent. Under the service agreements between State Street and the Fund, State Street provides certain administrative services necessary for the operation of the Fund. Such services include maintaining certain Fund books and records, providing accounting and tax services and preparing certain regulatory filings. State Street also performs custodial, fund accounting and portfolio accounting services, as well as transfer agency and dividend paying services with respect to the common shares. The Fund pays State Street for these services. The total expenses incurred for the year ended October 31, 2016 were $420,017 for the Fund.

The Fund has retained Destra Capital Investments LLC ("Destra") to provide investor support services in connection with the on-going operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries, communicating with the NYSE specialist for the Fund's common shares and with the closed-end fund analyst community regarding the Fund on a regular basis, and maintaining a website for the Fund. The Fund pays Destra 0.10% of Managed Assets for these services. The terms of this agreement continue for successive one year periods. The total expenses incurred for the year ended October 31, 2016 were $534,864 for the Fund.

(7) Investment Transactions

For the year ended October 31, 2016, the cost of purchases and proceeds from sales of securities, excluding short obligations, were as follows:

Cost of Investments Purchased	Proceeds from Investments Sold
$508,424,767	$(493,717,783)

(8) Defaulted Securities

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. As of October 31, 2016, the aggregate value of those securities was $55,000 representing 0.01% of the Fund's net assets. The Fund

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2016

no longer accrues income on securities for which income has been deemed uncollectible. Additionally, the Fund provides an estimate for losses on interest of receivable. Such securities have been identified on the accompanying Schedule of Investments.

(9) Risk Factors

Senior Loans Risk

Although Senior Loans are senior and typically secured in a first or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such Senior Loans are generally similar to the risks of other below investment grade fixed income instruments. Investments in below investment grade Senior Loans are considered speculative because of the credit risk of the issuers of debt instruments (each, a "Borrower"). Such Borrowers are more likely than investment grade Borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the net asset value of the common shares and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan's value.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the common shares. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a Senior Loan. The collateral securing a Senior Loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. Additionally, a Senior Loan may be

"primed" in bankruptcy, which reduces the ability of the holders of the Senior Loan to recover on the collateral.

There may be less readily available information about most Senior Loans and the Borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Senior Loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and, in addition, are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the Adviser will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources. Consequently, the Fund will be particularly dependent on the analytical abilities of the Adviser. In certain circumstances, Senior Loans may not be deemed to be securities under certain federal securities laws, other than the Investment Company Act. Therefore, in the event of fraud or misrepresentation by a Borrower or an arranger, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws as would otherwise be available for bonds or stocks. Instead, in such cases, parties generally would rely on the contractual provisions in the Senior Loan agreement itself and common-law fraud protections under applicable state law.

The secondary trading market for Senior Loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements, this may cause financial institutions to dispose

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2016

of Senior Loans that are considered highly levered transactions. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.

Subordinated Loans Risk

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a Subordinated Loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an over secured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated Loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Loans and may be less liquid.

Corporate Bond Risk

The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate- and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the Borrower, such as investors' perceptions of the creditworthiness of the Borrower, the Borrower's financial performance, perceptions of the Borrower in the market place, performance of management of the Borrower, the Borrower's capital structure and use of financial leverage and demand for the Borrower's goods and services. There is a risk that the Borrowers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. High yield corporate bonds are often high risk and have speculative characteristics. High yield corporate bonds may be particularly susceptible to adverse Borrower-specific developments.

CLO Securities Risk

CLOs issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of securities issued by CLOs ("CLO Securities") are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. The subordinated (or residual) tranches do not receive ratings. Below investment grade tranches of CLO Securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.

The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the subordinated tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO Securities as a class. The risks of an investment in a CLO depend largely on the collateral and the tranche of the CLO in which the Fund invests.

The CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO.

The transaction documents relating to the issuance of CLO Securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO's investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO's investment manager to maximize returns on the CLO Securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2016

impose requirements that have an adverse effect on the returns of the various tranches of CLO Securities. Furthermore, CLO Securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLO Securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO Securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the Borrower of the related CLO Securities to pay such deficiency will be extinguished.

The market value of CLO Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO Securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

Asset-Backed Securities Risk

Asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets are subject to prepayments that shorten the securities' weighted average maturity and may lower their return. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. If many Borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities.

Investment and Market Risk

An investment in the common shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the common shares of the Fund represents an indirect investment in the portfolio of Senior Loans, Corporate Bonds, CLO Securities and other securities and loans owned by the Fund, and the value of these securities and loans may fluctuate, sometimes rapidly and unpredictably. For instance, during periods of global economic downturn, the secondary markets for Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds can experience sudden and sharp price swings, which can be exacerbated by large or sustained sales by major investors in these markets, a high-profile default by a major Borrower, movements in indices tied to these markets or related securities or investments, or a change in the market's perception of Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds. At any point in time, an investment in the common shares of the Fund may be worth less than the original amount invested, even after taking into account distributions paid by the Fund, if any, and the ability of common shareholders to reinvest dividends. The Fund may utilize leverage, which will magnify the Fund's risks and, in turn, the risks to the common shareholders.

Interest Rate Risk

The market value of Corporate Bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as rates rise. Accordingly, an increase in market interest rates (which are currently considered low by historic standards) may cause a decrease in the price of a debt security and, therefore, a decline in the net asset value of the

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2016

Fund's common shares. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Because Senior Loans with floating or variable rates reset their interest rates only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund's common shares. In addition, Senior Loans or similar loans or securities may allow the Borrower to opt between LIBOR-based interest rates and interest rates based on bank prime rates, which may have an effect on the net asset value of the Fund's common shares.

Liquidity Risk

The Fund may not be able to readily dispose of illiquid securities or loans at prices that approximate those at which the Fund could sell the securities or loans if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the net asset value of the common shares and ability to make dividend distributions.

Some Senior Loans are not readily marketable and may be subject to restrictions on resale. Senior Loans generally are not listed on any national securities exchange and no active trading market may exist for the Senior Loans in which the Fund may invest. When a secondary market exists, if at all, the market for some Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities. The Adviser's judgment may play a greater role in the valuation process.

Duration and Maturity Risk

The Fund has no fixed policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain additional risks.

When interest rates rise, certain obligations will be paid off by the Borrower more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

When interest rates fall, certain obligations will be paid off by the Borrower more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as Borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the Adviser will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Special Situations and Stressed Investments Risk

Although investments in debt and equity securities and other obligations of companies that may be in some level of financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings ("Stressed Issuers") (such investments, "Special Situation Investments") may result in significant returns for the Fund, they are speculative and involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund's original investment and/or may be required to accept payment over an extended period of time. Among the risks inherent in investments in a troubled company is that it may be difficult to obtain information as to the true financial condition of such company. Troubled company investments and other distressed asset-based investments require active monitoring.

The Fund may make investments in Stressed Issuers when the Adviser believes it is reasonably likely that the Stressed Issuer will make an exchange offer or will be the subject to a plan of reorganization pursuant to which the Fund will receive new securities in return for a Special Situation Investment. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in the Special Situation Investment and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Fund would receive any interest payments on the Special Situation Investment, the Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2016

protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in Special Situation Investments, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by Special Situation Investments will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Special Situation Investments or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Special Situation Investments held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or even no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Special Situation Investments, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

To the extent that the Fund holds interests in a Stressed Issuer that are different (or more senior or junior) than those held by other funds and/or accounts managed by Ares or its affiliates ("Other Accounts"), the Adviser is likely to be presented with decisions involving circumstances where the interests of such Other Accounts may be in conflict with the Fund's interests. Furthermore, it is possible that the Fund's interest may be subordinated or otherwise adversely affected by virtue of such Other Accounts' involvement and actions relating to their investment. In addition, when the Fund and Other Accounts hold investments in the same Stressed Issuer (including in the same level of the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work-outs, renegotiations or other activities related to its investment in the Stressed Issuer absent an exemption due to the fact that Other Accounts hold investments in the same Stressed Issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as Other Accounts in the same or similar situations even if the Adviser believes it would be in the Fund's best economic interests to do so. Also, the Fund may be prohibited by applicable law from investing in a Stressed Issuer (or an affiliate) that Other Accounts are also investing in or currently invest in even if the Adviser believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with Stressed Issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of future prohibited transactions, the Adviser may avoid recommending allocating an investment opportunity to the Fund that it would otherwise recommend, subject to the Adviser's then-current allocation policy and any applicable exemptions.

Below Investment Grade Rating Risk

Debt instruments that are rated below investment grade are often referred to as "high yield" securities or "junk bonds." Below investment grade instruments are rated "Ba1" or lower by Moody's, "BB+" or lower by S&P or "BB+" or lower by Fitch or, if unrated, are judged by the Adviser to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of an instrument that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the Borrower's financial condition. Below investment grade instruments often are considered to be speculative with respect to the capacity of the Borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some Borrowers issuing such debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

The secondary market for below investment grade instruments may be less liquid than that for higher rated instruments. Because unrated securities may not have an active trading market or may be difficult to value, the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund's ability to achieve its investment objectives will be more dependent on the Adviser's credit analysis than would be the case when the Fund invests in rated securities.

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2016

Under normal market conditions, the Fund will invest in debt instruments rated in the lower rating categories ("Caa1" or lower by Moody's, "CCC+" or lower by S&P or CCC+ or lower by Fitch) or unrated and of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

Eurozone Risk

Recent concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of the sovereign debt of certain countries have given rise to new concerns about sovereign defaults, the possibility that one or more countries might leave the European Union or the Eurozone and various proposals (still under consideration and unclear in material respects) for support of affected countries and the Euro as a currency. The outcome of this situation cannot yet be predicted. Sovereign debt defaults and European Union and/or Eurozone exists could have material adverse effects on investments by the Fund in securities of European companies, including but not limited to the availability of credit to support such companies' financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro and wider economic disruption in markets served by those companies, while austerity and other measures that have been introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. A number of the Fund's securities may be denominated in the Euro. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone (particularly in the case of investments in securities of companies in affected countries) could also have material adverse effects on the Fund.

Brexit Risk

The Fund may invest a portion of its capital in debt securities issued by issuers domiciled in Europe, including issuers domiciled in the United Kingdom ("UK"). The government of the UK held an in-or-out referendum on the UK's membership in the European Union ("EU") on June 23, 2016. The referendum resulted in a vote in favor of the exit of the UK from the EU ("Brexit"). There will be a process of negotiation that will determine the future terms of the UK's relationship with the EU. The uncertainty in the wake of the referendum and subsequent political developments could have a negative impact on both the UK economy and the economies of other countries in Europe. The Brexit process also may lead to greater volatility in the global currency and financial markets, which could adversely affect the Fund. In connection with investments in non-US issuers, the Fund may engage in foreign currency exchange transactions but is not required to hedge its currency exposure. As such, the Fund makes investments that are denominated in British pound sterling or Euros. The Fund's assets are valued in US dollars, and the depreciation of the British pound sterling and/or the Euro in relation to the US dollar in anticipation of Brexit or otherwise adversely affects the Fund's investments denominated in British pound sterling or Euros that are not fully hedged regardless of the performance of the underlying issuer. Global central banks may maintain historically low interest rates longer than was anticipated prior to the Brexit vote, which could adversely affect the Fund's income and its level of distributions.

(12) Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were the following subsequent events:

The following common share distributions were declared on October 12, 2016:

Ex-Date: November 22, 2016
Record Date: November 24, 2016
Payable Date: November 30, 2016
Per Share Amount: $0.1025

Ex-Date: December 20, 2016
Record Date: December 22, 2016
Payable Date: December 30, 2016
Per Share Amount: $0.1025

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
Ares Dynamic Credit Allocation Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Ares Dynamic Credit Allocation Fund, Inc., (the Fund), which comprise the statement of assets and liabilities, including the schedule of investments, as of October 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period from November 27, 2012 (commencement of operations) to October 31, 2013 These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ares Dynamic Credit Allocation Fund, Inc. at October 31, 2016, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period from November 27, 2012 (commencement of operations) to October 31, 2013 in conformity with U.S. generally accepted accounting principles.

December 21, 2016

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information

October 31, 2016

Proxy Information

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov.

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available (1) without charge, upon request, by calling 1-877-855-3434; (2) on the SEC's website at http://www.sec.gov; or (3) for review and copying at the SEC's Public Reference Room (the "PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2016

Dividend Reinvestment Plan

Unless a shareholder specifically elects to receive distributions in cash, distributions will automatically be reinvested in additional common shares of the Fund. A shareholder may elect to have the cash portion of dividends and distributions distributed in cash. To exercise this option, such shareholder must notify State Street, the plan administrator and the Fund's transfer agent and registrar, in writing or by telephone so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the board of directors for the dividend or distribution involved. Participants who hold their common shares through a broker or other nominee and who wish to elect to receive any dividends and other distributions in cash must contact their broker or nominee. The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that does not elect to receive distributions in cash (each a "Participant"). The plan administrator may hold each Participant's common shares, together with the other Participant's common shares, in non-certificated form in the plan administrator's name or that of its nominee. The shares are acquired by the plan administrator for a Participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common shares is equal to or less than the market price per common share on the NYSE plus estimated brokerage commissions (such condition being referred to as "market premium"), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares to be credited to the Participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share of the common shares on the date the shares are issued, unless the net asset value of the common shares is less than 95% of the then current market price per share on the NYSE, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per common share on the NYSE. If on the dividend payment date the net asset value per share of the common shares is greater than the market price per common share on the NYSE (such condition being referred to as "market discount"), the plan administrator will invest the dividend amount in common shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator's service fee, if any, and expenses for administering the plan will be paid for by the Fund. There will be no brokerage charges to shareholders with respect to common shares issued directly by the Fund as a result of dividends or distributions payable either in common shares or in cash. However, each Participant will pay a pro-rata share of brokerage commissions incurred with respect to the plan administrator's Open-Market Purchases in connection with the reinvestment of dividends and distributions.

Shareholders who elect to receive their distributions in cash are subject to the same federal, state and local tax consequences as shareholders who reinvest their distributions in additional common shares. A shareholder's basis for determining gain or loss upon the sale of shares acquired due to reinvestment of a distribution will generally be equal to the total dollar amount of the dividend payable to the shareholders. Any shares received due to reinvestment of a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder's account.

Participants may terminate their accounts under the dividend reinvestment plan by writing to the plan administrator at State Street Bank and Trust Company, located at One Lincoln Street, Boston, Massachusetts, 02111 or by calling the plan administrator's hotline at (877) 272-8164. Such termination will be effective immediately if the Participant's notice is received by the plan administrator at least 10 days prior to any dividend or distribution record date for the payment of any dividend or distribution by the Fund; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Participants who hold their common shares through a broker or other nominee and who wish to terminate their account under the plan may do so by notifying their broker or nominee. The dividend reinvestment plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Additional information about the dividend reinvestment plan may be obtained by contacting the plan administrator by mail at One Lincoln Street, Boston, Massachusetts 02111 or by telephone at (877) 272-8164.

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2016

Additional Tax Information

For the fiscal year ended October 31, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. To the extent dividends are paid during the calendar year 2016, complete information will be reported on shareholders' 2016 Form 1099-DIV.

The amount designated as qualified dividend income for the year ended October 31, 2016 will be at the highest amount permitted by law.

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2016

Renewal of Investment Advisory Agreement

The Board of Directors (the "Board") of the Ares Dynamic Credit Allocation Fund, Inc. (the "Fund"), a majority of whom are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund (the "Independent Directors"), renewed the Investment Advisory and Management Agreement between Ares Capital Management II LLC (the "Adviser") and the Fund (the "Investment Advisory Agreement") at an in-person meeting held on October 5, 2016.

The Fund's Board has the responsibility under the 1940 Act to consider the renewal of the Fund's Investment Advisory Agreement on an annual basis at an in-person meeting of the Board called for the purpose of voting on such renewal. While particular emphasis might be placed on information concerning the Fund's investment performance, comparability of fees and total expenses and the Adviser's profitability at any meeting at which a renewal of the Investment Advisory Agreement is considered, the process of evaluating the Adviser and the Fund's Investment Advisory Agreement is an ongoing one. In this regard, the Board's consideration of the nature, extent and quality of the services provided by the Adviser under the Investment Advisory Agreement includes deliberations at multiple meetings. In addition, the Fund's Board generally receives, reviews and evaluates information concerning the Fund's operations, expenses and performance throughout the year, including at quarterly Board meetings.

In connection with the renewal of the Investment Advisory Agreement, the Independent Directors met with their independent counsel in executive session. Counsel to the Independent Directors reviewed with the Independent Directors a memorandum outlining the legal duties of the Board under the 1940 Act and applicable state law and discussed the factors outlined by the federal courts as relevant to a board's consideration of the approval of an investment advisory agreement.

In considering whether to renew the Investment Advisory Agreement, the Fund's Board reviewed certain information provided to the Board by the Adviser, including, among other things, information concerning the services rendered to the Fund by the Adviser, comparative fee, expense and performance information, and other reports of and presentations by representatives of the Adviser concerning the Fund's and Adviser's operations, compliance programs and risk management. The Board also reviewed a report prepared by Broadridge, an independent provider of investment company data, which included information comparing (1) the Fund's performance with the performance of a group of comparable funds (the "Performance Group") for various periods ended June 30, 2016, and (2) the Fund's actual and contractual management fees and total expenses with those of a group of comparable funds (the "Expense Group") and with a broader group of funds (the "Expense Universe"), the information for which was derived in part from fund financial statements available to Broadridge and the Adviser as of the date of its analysis.

In determining whether to renew the Investment Advisory Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Director may have attributed different weights to the factors considered.

(a) The nature, extent and quality of services provided by the Adviser — With respect to the nature, extent and quality of services provided by the Adviser, the Board reviewed the information regarding the types of services provided under the Investment Advisory Agreement and information describing the Adviser's organization and business, including the quality of the investment research capabilities of the Adviser and the other resources dedicated to performing services for the Fund. The Board noted the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser involved with the Fund, including the portfolio management team's expertise in managing loan portfolios, the integrated platform of the Adviser and its affiliates and the benefits, resources and opportunities of the platform that the Adviser is able to access. Fund management discussed the size and experience of the Adviser's staff, the experience of its key personnel in providing investment management services, and the ability of the Adviser to attract and retain capable personnel. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were also considered. The Board also noted the reputation and track record of the Adviser's organization as a leading manager of credit assets.

(b) Investment performance of the Fund and the Adviser — With respect to investment performance of the Fund and the Adviser, the Board reviewed statistical information concerning the Fund's investment performance in relation to its stated objective, as well as comparative data with respect to the performance of unaffiliated closed-end funds employing similar investment strategies provided by the Adviser as well as the comparative information provided by Broadridge.

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2016

Representatives of the Adviser reviewed with the Board the Fund's performance and discussed the Fund's stock price and net asset value, and its yield based on both. In connection with its review, the Board discussed the results of the performance comparisons provided by the Adviser and Broadridge.

In reviewing the Adviser's report, the Board took into consideration that the Adviser identified senior loan closed-end funds and hybrid credit closed-end funds that invest across several credit-oriented asset classes as the peer categories the Adviser believed were most comparable to the Fund given the Fund's flexible mandate and focus on senior secured bank loans, high yield bonds and collateralized loan obligations ("CLOs"). The Board noted that the Fund's cumulative market return and NAV return had outperformed the average return of the senior loan closed-end funds in the year-to-date period ended June 30, 2016 while underperforming in the one-, three- and since inception annualized periods ended June 30, 2016. In comparison to the average hybrid credit peer group's market and NAV returns, the Board noted that the Fund's market return underperformed and its NAV return outperformed in the year-to-date period ended June 30, 2016 while underperforming in the one-, three- and since inception annualized periods ended June 30, 2016.

The Board noted, in reviewing the Broadridge report, that the Fund's total return performance, on a net asset value basis, was equal to the Performance Group median for the year-to-date period ended June 30, 2016 and below the Performance Group median in the one-, two- and three year periods ended June 30, 2016.

Representatives of the Adviser noted that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the Fund and comparable funds, highlighting, in particular, the difficulty in finding an appropriate universe of comparable funds. In discussing the Fund's performance, they noted, among other things, the underperformance may be attributable to: (i) the Fund's relatively higher exposure to bank loans, which have had lower returns than high yield bonds over the noted time periods, (ii) the Fund's lower interest rate risk as measured by its duration compared to the higher average duration of the hybrid credit group and (iii) the Fund's exposure to CLO debt and equity investments, which impacted performance in late 2015 and early 2016 but have since experienced a recovery.

(c) Cost of the services provided and profits realized by the Adviser from the relationship with the Fund — The Board considered information about the profitability of the Fund to the Adviser, as well as the costs of services provided by the Adviser to the Fund. The Board received and reviewed information relating to the financial condition of the Adviser's parent, Ares Management, L.P. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the Fund and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by the Adviser and its affiliates.

(d) Economies of scale and whether fee levels reflect these economies of scale — The Board considered the extent to which economies of scale are expected to be realized and whether fee levels reflect these economies of scale. It was noted that, because the Fund is a closed-end fund, any increase in asset levels generally would have to come from material appreciation through investment performance absent a special corporate action such as a material acquisition or an offering of additional shares.

(e) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients — The Board reviewed the results of the expense comparisons provided by the Adviser and Broadridge. The Board discussed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds as contained in Broadridge's report and discussed the results of the comparisons. The Board noted that the Fund's contractual management fee, based on common assets, was below the Expense Group median, and that the Fund's actual management fee, based on common assets alone, was equal to the Expense Group median but above the Expense Universe median. The Board further noted that based on common assets and leveraged assets, the Fund's actual management fee was above the Expense Group and Expense Universe medians. The Board also noted that the Fund's total expenses, both based on common assets alone and on common assets and leveraged assets, were above the Expense Group and Expense Universe medians.

In analyzing the comparative expense information provided by the Adviser, it was noted that the Fund's expense ratio was above the averages of the respective senior loan and hybrid credit closed-end fund peer groups. The Board

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2016

considered that pursuant to the terms of the Investment Advisory Agreement, after the Fund's second fiscal year, which ended on October 31, 2014, the Fund began reimbursing the Adviser for its cost of providing certain accounting, legal, clerical or administrative services to the Fund by employees of the Adviser or its affiliates. Representatives of the Adviser noted that although the Fund's use of leverage is an expense, the use of leverage has contributed positively to the Fund's return.

Representatives of the Adviser also reviewed with the Board the management or investment advisory fees paid by commingled funds or separately managed accounts advised by the Adviser or its affiliates that are considered to have similar investment strategies and policies as the Fund (the "Similar Clients"), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the Fund's management fee.

(f) Benefits derived or to be derived by the Adviser from its relationship with the Fund — The Board also considered the extent to which benefits other than the fees and reimbursement amounts pursuant to the Investment Advisory Agreement might accrue to the Adviser and its affiliates from their relationships with the Fund. The Board noted in this regard that neither the Adviser nor its affiliates trade with the Fund, or execute portfolio transactions on its behalf, and that the Adviser had confirmed that the Fund does not invest in securities issued by affiliates of the Adviser, including CLOs sponsored by the Adviser. However, it recognized that the Adviser might derive reputational and other benefits from its association with the Fund.

Conclusion

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Investment Advisory Agreement. Based on the discussions and considerations as described above, and in reliance on information received on a routine and regular basis throughout the year relating to the operations of the Fund and the investment management and other services provided under the Investment Advisory Agreement, the Board, including the Independent Directors, voted to approve the renewal of the Investment Advisory Agreement for an additional one-year period.

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2016

Stockholder Meeting Results

On June 28, 2016, ARDC held a Regular Meeting of Stockholders for the election of Directors. The proposal was approved by ARDC's stockholders and the results of the voting were as follows:

NAME	FOR	WITHHELD
David A. Sachs	17,375,622.68	2,145,545.11
M. Freddie Reiss	18,763,754.02	757,413.77

Effective November 1, 2016, M. Freddie Reiss resigned from the Board of Directors of ARDC. Also effective November 1, 2016, James K. Hunt was appointed to the Board of Directors of ARDC. David A. Sachs, Seth J. Brufsky, John J. Shaw and Bruce H. Spector continue to serve in their capacities as Directors of ARDC.

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2016

Investment Adviser

Ares Capital Management II LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles CA 90067

Administrator Custodian and Transfer Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DRIP Administrator

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Investor Support Services

Destra Capital Investments LLC
901 Warrenville Road, Suite 15
Lisle, IL 60532

Independent Registered Public Accounting Firm

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, CA 90017

Fund Counsel

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2016

Privacy Notice

We are committed to maintaining the privacy of our shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we will not receive any non-public personal information about shareholders of the common stock of the Fund, although certain of our shareholders' non-public information may become available to us. The non-public personal information that we may receive falls into the following categories:

•  Information we receive from shareholders, whether we receive it orally, in writing or electronically. This includes shareholders' communications to us concerning their investment;

•  Information about shareholders' transactions and history with us; or

•  Other general information that we may obtain about shareholders, such as demographic and contact information such as address.

We do not disclose any non-public personal information about shareholders, except:

•  to our affiliates (such as our investment adviser) and their employees that have a legitimate business need for the information;

•  to our service providers (such as our administrator, accountants, attorneys, custodians, transfer agent, underwriter and proxy solicitors) and their employees as is necessary to service shareholder accounts or otherwise provide the applicable service;

•  to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

•   as allowed or required by applicable law or regulation.

When the Fund shares non-public shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our shareholders' privacy. The Fund does not permit use of shareholder information for any non-business or marketing purpose, nor does the Fund permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

The Fund's service providers, such as their adviser, administrator, and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect shareholder nonpublic personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

Personnel of affiliates may access shareholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a shareholder's account or comply with legal requirements.

If a shareholder ceases to be a shareholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify shareholders and provide a description of our privacy policy.

In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer your non-public personal information to the new party in control or the party acquiring assets.

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2016

Directors

Name, Address(1) and Age	Position(s) Held with the Fund	Length of Time Served and Term of Office	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(3) Overseen by the Director	Other Public Company Board Memberships During Past Five Years
Interested Directors(2)
David A. Sachs (57)	Director and Chairman of the Board	Since 2011***	Senior Partner, Ares Management, L.P.	2	Terex Corporation
Seth J. Brufsky (50)	Director, President and Chief Executive Officer	Since 2012**	Senior Partner, Ares Management, L.P.	1	None
Independent Directors
James K. Hunt(4) (65)	Director	Since 2016***	Consultant, Tournament Capital Advisors, LLC; from 2015 to 2016, Managing Partner and Chief Executive Officer, Middle Market Credit platform — Kayne Anderson Capital Advisors LLC; from 2014 to 2015, Chairman, THL Credit, Inc.; from 2010 to 2014, Chief Executive Officer and Chief Investment Officer, THL Credit, Inc. and THL Credit Advisors LLC	2	PennyMac Financial Services, Inc.
John J. Shaw (65)	Director	Since 2012**	Independent Consultant; prior to 2012, President, St. Louis Rams	2	None
Bruce H. Spector (74)	Director	Since 2014*	Independent Consultant; from 2007 to 2013, Senior Advisor, Apollo Global Management LLC (private equity)	2	The Private Bank of California (2007-2013)

(1)  The address of each Director is care of the Secretary of the Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

(2)  "Interested person," as defined in the Investment Company Act, of the Fund. Mr. Sachs and Mr. Brufsky are interested persons of the Fund due to their affiliation with the Adviser.

(3)  The term "Fund Complex" means two or more registered investment companies that share the same investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies or hold themselves out to investors as related companies for the purpose of investment and investor services.

(4)  Mr. Hunt was appointed to the Board of Directors (the "Board") on November 1, 2016 and replaced M. Freddie Reiss who resigned from the Board effective November 1, 2016.

* Term continues until the Fund's 2017 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

** Term continues until the Fund's 2018 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

*** Term continues until the Fund's 2019 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2016

Officers

Name, Address(1) and Age	Position(s) Held with Funds	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Seth J. Brufsky (50)	President, Chief Executive Officer and Director	Since 2012

Mr. Brufsky is a Partner and Portfolio Manager in the Ares Credit Group and a member of the Management Committee of Ares Management. He is responsible for managing Ares' credit strategies. Mr. Brufsky also serves as a Director, President, Chief Executive Officer and one of three Portfolio Managers of the Ares Dynamic Credit Allocation Fund, Inc. ("ARDC"), a NYSE-listed, closed end fund managed by an affiliate of Ares Management. Additionally, he serves as a member of select Ares Credit Group investment committees. Prior to joining Ares in 1998, Mr. Brufsky was a member of the Corporate Strategy and Research Group of Merrill Lynch & Co., where he focused on analyzing and marketing non-investment grade securities and was acknowledged by Institutional Investor as a member of the top-ranked credit analyst team during each year of his tenure. Previously, Mr. Brufsky was a member of the Institutional Sales and Trading Group of the Global Fixed Income Division at Union Bank of Switzerland. Mr. Brufsky serves on the Board of Directors of the Luminescence Foundation, a charitable giving organization.

Penni Roll (51)	Chief Financial Officer	Since 2016

Ms. Roll is a Partner and the Chief Financial Officer of the Ares Credit Group. She also serves as the Chief Financial Officer and Executive Vice President of Ares Capital Corporation ("ARCC") and Chief Financial Officer of Ares Dynamic Credit Allocation Fund, Inc. ("ARDC"), a NYSE-listed, closed end fund managed by an affiliate of Ares. She joined Ares in April 2010 as Executive Vice President — Finance of Ares Capital Management and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Ms. Roll served as Chief Financial Officer of Allied Capital Corporation from 1998 until April 2010. Ms. Roll joined Allied Capital Corporation in 1995 as its Controller after serving as a Manager in KPMG LLP's financial services practice.

Brett A. Byrd (49)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Mr. Byrd is a Principal and Deputy CCO in the Ares Compliance Group. Additionally, Mr. Byrd serves as Chief Compliance Officer and Anti-Money Laundering Officer of Ares Dynamic Credit Allocation Fund, Inc. ("ARDC"), a NYSE-listed, closed end fund managed by an affiliate of Ares Management. Prior to joining Ares in 2011, he was an Associate Director at Macquarie Funds Group, where he served as Chief Compliance Officer for four U.S. registered investment advisers and its listed infrastructure closed end fund. Previously, Mr. Byrd was Director of the Structured Products Analytics Group at ING Capital Advisors. In addition, he was a Portfolio Administrator at Astra Management Corporation and worked at The Pilgrim Group.

Scott Lem (39)	Treasurer	Since 2016

Mr. Lem is a Managing Director and Chief Accounting Officer, Credit (Direct Lending) in the Ares Finance Department. Mr. Lem additionally serves as Chief Accounting Officer, Vice President and Treasurer of Ares Capital Corporation ("ARCC") and previously served as Assistant Treasurer of Ares Capital from May 2009 to May 2013. Mr. Lem also serves as Treasurer of Ares Dynamic Credit Allocation Fund, Inc. ("ARDC"), a NYSE-listed, closed end fund managed by an affiliate of Ares. He may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or investment funds managed by Ares Management and its affiliates. From July 2003 to December 2008, Mr. Lem served as Controller of Ares Management. Prior to joining Ares in July 2003, he was with Ernst & Young LLP and Arthur Andersen LLP, most recently as a Senior Associate conducting audits for clients across several industries including entertainment, hospitality and real estate.

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2016

Officers

Name, Address(1) and Age	Position(s) Held with Funds	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Daniel J. Hall (38)	General Counsel, Chief Legal Officer and Secretary	Since 2012

Mr. Hall is a Managing Director and Co-General Counsel (Credit) in the Ares Legal Group. Mr. Hall also serves as the General Counsel, Chief Legal Officer and Secretary of Ares Dynamic Credit Allocation Fund, Inc. ("ARDC"), a NYSE-listed, closed end fund managed by an affiliate of Ares Management. Prior to joining Ares in 2009, Mr. Hall worked at Clifford Chance LLP in New York and London, where he focused on capital markets, structured finance and derivatives. Previously, Mr. Hall was an Associate in the London and Moscow offices of Norton Rose LLP.

Michael Weiner (64)	Vice President and Assistant Secretary	Since 2012

Mr. Weiner is Executive Vice President and Chief Legal Officer of Ares Management GP LLC, Ares' general partner, a Partner and General Counsel in the Ares Legal Group and a member of the firm's Management Committee. Mr. Weiner has been an officer of Ares Capital Corporation since 2006, including General Counsel from September 2006 to January 2010, and also serves as Vice President of Ares Commercial Real Estate Corporation and Vice President and Assistant Secretary of Ares Dynamic Credit Allocation Fund, Inc. ("ARDC"), a NYSE-listed, closed end fund managed by an affiliate of Ares Management. He additionally serves as a member of the Ares Operations Management Group and the Ares Enterprise Risk Committee. Mr. Weiner joined Ares in September 2006. Previously, Mr. Weiner served as General Counsel to Apollo Management L.P. and had been an officer of the corporate general partners of Apollo since 1992. Prior to joining Apollo, Mr. Weiner was a partner in the law firm of Morgan, Lewis & Bockius specializing in corporate and alternative financing transactions and securities law, as well as general partnership, corporate and regulatory matters. Mr. Weiner has served on the boards of directors of several public and private corporations. Mr. Weiner also serves on the Board of Governors of Cedars Sinai Medical Center in Los Angeles.

Keith Ashton (49)	Vice President	Since 2013

Mr. Ashton is a Partner and Portfolio Manager in the Ares Credit Group, where he is responsible for managing Ares' structured credit investment strategies. Mr. Ashton serves as a Vice President and one of three Portfolio Managers for the Ares Dynamic Credit Allocation Fund, Inc. ("ARDC"), a NYSE-listed, closed end fund managed by an affiliate of Ares Management. Additionally, he serves as a member of select Ares Credit Group investment committees. Prior to joining Ares in 2011, Mr. Ashton was a Partner at Indicus Advisors LLP, where he focused on launching the global structured credit business in May 2007. Previously, Mr. Ashton was a Portfolio Manager and Head of Structured Credit at TIAA-CREF, where he focused on managing a portfolio of structured credit investments and helped launch TIAA's institutional asset management business. Mr. Ashton's experience as an investor in alternative fixed income products spans virtually all securitized asset classes, including CLOs, consumer and commercial receivables, insurance and legal settlements, small business and trade receivables, whole business securitizations, timeshare and other mortgage-related receivables, and esoteric asset classes such as catastrophe risk and intellectual property.

Americo Cascella (45)	Vice President	Since 2013

Mr. Cascella is a Partner in the Ares Credit Group and serves as Co-Head of Product Management, Credit. Mr. Cascella also serves as a Vice President of Ares Dynamic Credit Allocation Fund, Inc. ("ARDC"), a NYSE-listed, closed end fund managed by an affiliate of Ares. Additionally, he serves as a member on select Ares Credit Group investment committees. Prior to joining Ares in 1998, Mr. Cascella was a Senior Associate at Price Waterhouse LLP, where he focused on foreign exchange and interest rate derivative risk analysis and corporate treasury risk management consulting and directed corporate audits of companies in various industries.

Annual Report 2016

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2016

Officers

Name, Address(1) and Age	Position(s) Held with Funds	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Daniel Hayward (31)	Vice President	Since 2016

Mr. Hayward is a Principal and Co-Portfolio Manager in the Ares Credit Group. Mr. Hayward also serves as a Vice President of Ares Dynamic Credit Allocation Fund, Inc. ("ARDC"), a NYSE-listed, closed end fund managed by an affiliate of Ares. Additionally, he serves as a member of the Ares Credit Group's CLO Investment Committee. Prior to joining Ares in 2012, he was a Senior CLO Analyst at State Street Bank, where he focused on managing a team in the Trustee Department.

Ann Kono (41)	Vice President	Since 2013

Ms. Kono currently serves as a Partner and Chief Information and Risk Officer of Ares Management and is a member of the firm's Management Committee. She also serves as Vice President of Ares Dynamic Credit Allocation Fund, Inc. ("ARDC"), a NYSE-listed, closed end fund managed by an affiliate of Ares. She additionally serves as a member of the Ares Operations Management Group and the Ares Enterprise Risk Committee. Ms. Kono joined Ares in 2007 from Western Asset Management where she served as a Senior Manager in Technology and Operations. In those roles, she worked alongside the Head of Technology and Operations in leading the integration of Citigroup Asset Management with Western Asset. In addition, she oversaw the implementation and enhancements of all systems as the Head of Application Delivery to support the global growth of the firm. Prior to joining Western Asset, Ms. Kono was employed at John Hancock Financial Services overseeing back office systems during their IPO. She previously worked at CSC Consulting as a Senior Consultant focused on the Financial Services Industry.

John A. Leupp (51)	Vice President	Since 2013

Mr. Leupp is a Partner and Portfolio Manager in the Ares Credit Group, where he is responsible for managing Ares' U.S. high yield and bank loan credit strategies. Mr. Leupp serves as a Vice President and one of three Portfolio Managers for the Ares Dynamic Credit Allocation Fund, Inc. ("ARDC"), a NYSE-listed, closed end fund managed by an affiliate of Ares Management. Additionally, he serves as a member of select Ares Credit Group investment committees. Prior to joining Ares in 2003, Mr. Leupp was a Director in the Fixed Income Department of Credit Suisse First Boston (formerly DLJ), where he focused on the gaming, lodging and leisure industries. Previously, Mr. Leupp was a High Yield Research Analyst at Libra Investments, where he focused on covering various industries.

(1) The address of each officer is care of the Secretary of the Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

Annual Report 2016

Item 2.  Code of Ethics.

(a)                                 The Ares Dynamic Credit Allocation Fund, Inc. (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer (the “Code of Ethics”).

(c)                                  The Fund has not made any amendment to its Code of Ethics during the period covered by this Form N-CSR.

(d)                                 There have been no waivers, including any implicit waivers, granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(e)                                  Not applicable.

(f)                                   A copy of the Fund’s Code of Ethics is attached hereto as exhibit 12(a)(1).

Item 3.  Audit Committee Financial Expert.

(a)(1)                  The Board of Directors of the Fund has determined that the Fund has two members serving on the Fund’s Audit Committee that possess the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)                  The names of the audit committee financial experts are John Joseph Shaw and James K. Hunt.  Each of Messrs. Shaw and Hunt has been deemed to be “independent” for the purpose of this Item because he is not an “interested person” of the Fund as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) and does not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund.

Effective November 1, 2016, M. Freddie Reiss resigned from the Board of Directors of the Fund and Mr. Hunt was appointed to the Board of Directors of the Fund and as the chairperson of the Fund’s Audit Committee.  From March 25, 2016 through October 31, 2016, Mr. Reiss served as the chairperson of the Fund’s Audit Committee.  Prior to March 25, 2016, Mr. Shaw served as chairperson of the Fund’s Audit Committee.

Item 4.  Principal Accountant Fees and Services.

(a)                                 Audit Fees

For the fiscal year ended October 31, 2015 and for the fiscal year ended October 31, 2016, Ernst & Young LLP (“E&Y”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of $141,830 and $120,000, respectively, for professional services rendered for the audit of the Fund’s annual financial statements or for services normally provided by E&Y in connection with statutory and regulatory filings or engagements.

(b)                                 Audit-Related Fees

For the fiscal year ended October 31, 2015 and for the fiscal year ended October 31, 2016, the aggregate fees billed for assurance and related services rendered by E&Y that are reasonably related to the performance of the audit or review of the Fund’s financial statements and that are not reported under Audit Fees above were $20,613 and $0, respectively.

For the fiscal year ended October 31, 2015 and for the fiscal year ended October 31, 2016, aggregate Audit-Related Fees billed by E&Y that were required to be approved by the Fund’s Audit Committee for audit-related services rendered to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(c)                                  Tax Fees

For the fiscal year ended October 31, 2015 and for the fiscal year ended October 31, 2016, E&Y billed the Fund aggregate fees of $10,000 and $11,000, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

For the fiscal year ended October 31, 2015 and for the fiscal year ended October 31, 2016, the aggregate Tax Fees billed by E&Y that were required to be approved by the Fund’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(d)                                 All Other Fees

For the fiscal year ended October 31, 2015 and for the fiscal year ended October 31, 2016, the aggregate fees billed by E&Y to the Fund for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0, respectively.

For the fiscal year ended October 31, 2015 and for the fiscal year ended October 31, 2016, the aggregate fees in this category billed by E&Y that were required to be approved by the Fund’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(e)(1)                   Audit Committee’s Pre-Approval Policies and Procedures

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to the provision of non-auditing services to the Fund by the Fund’s independent registered public accounting firm may be waived by the Audit Committee under the circumstances described in the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(e)(2)                   Percentage of Services

All of the audit and tax services described above for which E&Y billed the Fund fees for the fiscal years ended October 31, 2015 and October 31, 2016, were pre-approved by the Audit Committee.

For the fiscal years ended October 31, 2015 and October 31, 2016, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

(f)                                   Not applicable.

(g)                                  For the fiscal year ended October 31, 2015 and for the fiscal year ended October 31, 2016, aggregate non-audit fees billed by E&Y for services rendered to the Fund were $1,000 and $0, respectively.

For the fiscal year ended October 31, 2015 and for the fiscal year ended October 31, 2016, aggregate non-audit fees billed by E&Y for services rendered to the Affiliated Service Providers were $0 and $0, respectively.

(h)                                 E&Y notified the Fund’s Audit Committee of all non-audit services that were rendered by E&Y to the Fund’s Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Fund’s Audit Committee to consider whether such services were compatible with maintaining E&Y’s independence.

Item 5.  Audit Committee of Listed Registrants.

(a)                                 The Fund has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the 1934 Act.  The members of the Fund’s Audit Committee are John Joseph Shaw, James K. Hunt and Bruce H. Spector.

Messrs. Shaw and Spector were members of the Fund’s Audit Committee for the entire fiscal year ended October 31, 2016.  Effective November 1, 2016, M. Freddie Reiss resigned from the Board of Directors of the Fund and Mr. Hunt was appointed to the Board of Directors of the Fund and as the chairperson of the Fund’s Audit Committee.  From March 25, 2016 through October 31, 2016, Mr. Reiss served as chairperson of the Fund’s Audit Committee.  Prior to March 25, 2016, Mr. Shaw served as chairperson of the Fund’s Audit Committee.  From the commencement of the Fund’s operations to January 9, 2016, Michael H. Diamond served as a member of the Fund’s Audit Committee.  Mr. Diamond passed away on January 9, 2016.

Item 6.  Schedule of Investments.

(a)                                 Schedule of Investments is included as part of Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Attached to this Form N-CSR as exhibit 12(a)(4) is a copy of the proxy voting policies and procedures of the Fund and its investment adviser.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  As of October 31, 2016, the portfolio managers of the Fund are as follows:

Seth J. Brufsky

Founding Member, Senior Partner, and Portfolio Manager

Investment Experience:

Mr. Brufsky is a Founding Member of Ares Management, L.P. (“Ares”).  He is a Senior Partner and Portfolio Manager in the Ares Credit Group and is a member of Ares’ Management Committee.  He serves as one of three portfolio managers for the Fund.  Mr. Brufsky also serves as a Director, President and Chief Executive Officer of the Fund.  Additionally, he is a member of select Ares Credit Group investment committees.  Mr. Brufsky joined Ares in March 1998 from the Corporate Strategy and

Research Group of Merrill Lynch & Co., where he specialized in analyzing and marketing non-investment grade securities and was acknowledged by Institutional Investor as a member of the top-ranked credit analyst team each year of his tenure.  Prior to joining Merrill Lynch, Mr. Brufsky was a member of the Institutional Sales and Trading Group of the Global Fixed Income Division at Union Bank of Switzerland.  Mr. Brufsky serves on the Board of Directors of the Luminescence Foundation, a charitable giving organization.

Mr. Brufsky graduated from Cornell University with a B.S. in Applied Economics and Business Management and received his M.B.A. in Finance with honors from the University of Southern California’s Marshall School of Business, where he was awarded the Glassick Scholarship for academic achievement.

Keith Ashton

Portfolio Manager

Investment Experience:

Mr. Ashton is a Partner and Portfolio Manager in the Ares Credit Group, primarily responsible for managing structured credit funds and separate accounts. He serves as one of three portfolio managers for the Fund.  He is also a member of select Ares Credit Group investment committees.  Prior to joining Ares in November 2011, Mr. Ashton was a partner at Indicus Advisors where he launched the global structured credit business in May 2007.  Prior to Indicus, Mr. Ashton was a portfolio manager and Head of Structured Credit at TIAA-CREF where he managed a portfolio of structured credit investments and helped launch TIAA’s institutional asset management business.  Mr. Ashton’s experience as an investor in alternative fixed income products spans virtually all securitized asset classes, including collateralized loan obligations, consumer and commercial receivables, insurance and legal settlements, small business and trade receivables, whole business securitizations, timeshare other mortgage-related receivables, and esoteric asset classes such as catastrophe risk and intellectual property.

Mr. Ashton earned a B.A. in Economics from Brigham Young University and received his M.B.A. in Finance & Accounting from the William E. Simon School of Business, University of Rochester.

John Leupp

Portfolio Manager

Investment Experience:

Mr. Leupp is a Partner and Portfolio Manager in the Ares Credit Group.  He serves as one of three portfolio managers for the Fund.  Additionally, he serves as a member on select Ares Credit Group investment committees.  Mr. Leupp joined Ares in 2003 from Credit Suisse First Boston (formerly DLJ), most recently as a Director in the Fixed Income Department responsible for the gaming, lodging and leisure industries. From 1989 to 1997, Mr. Leupp was involved in the fixed income market as a high yield research analyst covering various industries.

Mr. Leupp earned a B.S. from Santa Clara University in Finance and an M.A. from the University of California, Los Angeles, in Economics.

(a)(2)  As of October 31, 2016, the Portfolio Managers were primarily responsible for the day-to-day portfolio management of the following accounts:

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in millions)	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance (in millions)
Seth J. Brufsky	Registered investment companies	1	$602.7	0	$0
	Other pooled investment vehicles	28	$12,456.0	28	$12,456.0
	Other accounts	6	$2,435.7	4	$1,396.5

Keith Ashton	Registered investment companies	1	$602.7	0	$0
	Other pooled investment vehicles	4	$640.3	4	$640.3
	Other accounts	7	$2,920.1	2	$560.6

John Leupp	Registered investment companies	12	$4,069.7	0	$0
	Other pooled investment vehicles	3	$606.8	0	$0
	Other accounts	13	$3,145.4	0	$0

Material Conflicts of Interest:

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account.

Certain inherent conflicts of interest arise from the fact that the Portfolio Managers, Ares Capital Management II LLC (the “Adviser”) and its affiliates provide investment advisory and administration services both to the Fund and the other Ares-advised funds, including other funds, as well as client accounts, proprietary accounts and any other investment vehicles that the Adviser and its affiliates may establish from time to time, managed by the Adviser and its affiliates in which the Fund will not have an interest. The investment program of the Fund and the other Ares-advised funds may or may not be substantially similar. The Portfolio Managers, the Adviser and its affiliates may give advice and recommend securities to the other Ares-advised funds that may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same or similar to those of the Fund.

The Adviser will seek to manage potential conflicts of interest in good faith; nonetheless, the portfolio strategies employed by the Portfolio Managers, the Adviser and its affiliates in managing the other Ares-advised funds could conflict with the transactions and strategies employed by the Portfolio Managers in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and the other Ares-advised funds. The Adviser has adopted allocation procedures that are intended to provide that all investment opportunities will be allocated among the Adviser’s or its related parties’ clients on a basis that over a period of time is fair and equitable to each client relative to other clients consistent with any fiduciary duties owed to clients and in an effort to avoid favoring one client over another, taking into account all relevant facts and circumstances, including (without limitation): (i) differences with respect to available capital, size of client, and remaining life of a client; (ii) differences with respect to investment objectives or current investment strategies, such as objectives or strategies regarding: (a) current and total return requirements, (b) emphasizing or limiting exposure to the security or type of security in question, (c) diversification, including industry or company exposure, currency and jurisdiction, or (d) rating agency ratings; (iii) differences in risk profile at the time an opportunity becomes available; (iv) the potential transaction and other costs of allocating an opportunity among various clients; (v) potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security; (vi) the nature of the security or the transaction, including minimum investment amounts and the source of the opportunity; (vii) current and anticipated market and general economic conditions; (viii) existing positions in a borrower/loan/security; and (ix) prior positions in a borrower/loan/security.

In general, this policy will result in such opportunities being allocated pro rata (taking into account, among other factors, available cash and the relative capital of the respective funds) among the Fund and the other Ares-advised funds. Nevertheless, investment and/or opportunities may be allocated other than on a pro rata basis, to the extent it is done in good faith and does not, or is not reasonably expected to, result in an improper disadvantage or advantage to one participating Ares-advised fund as compared to another participating Ares-advised fund.

In the event investment opportunities are allocated among the Fund and the other Ares-advised funds, the Fund may not be able to structure its investment portfolio in the manner desired. Although the Adviser endeavors to allocate investment opportunities in a manner that, over a period of time, is fair and equitable, it is possible that the Fund may not be given the opportunity to participate in certain investments made by the other Ares-advised funds or portfolio managers affiliated with the Adviser. Furthermore, the Fund and the other Ares-advised funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the Fund and the other Ares-advised funds. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is likely that other Ares-advised funds may make investments in the same or similar securities at different times and on different terms than the Fund. The Fund and the other Ares-advised funds may make investments at different levels of a borrower’s capital structure or otherwise in different classes of a borrower’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the Fund may benefit the other Ares-advised funds. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Ares-advised funds, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Ares-advised funds.

While these conflicts cannot be eliminated, the Adviser, when practicable, will cause the Fund and the other Ares-advised funds to hold investments in the same levels of an issuer’s capital structure in the same proportion at each level; provided, however, that neither the Fund nor any other Ares-advised fund will be required to hold an investment if holding such investment would result in a violation of the provisions of the organizational documents of the Fund or the other Ares-advised fund, as applicable, or constitute a breach of, or default or debt repayment event with respect to, any credit facility or other debt instrument or obligation.

Although the professional staff of the Adviser will devote as much time to the management of the Fund as the Adviser deems appropriate to perform its obligations, the professional staff of the Adviser may have conflicts in allocating its time and services among the Fund and the Adviser’s other investment vehicles and accounts. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and their officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the monies of other clients of the Adviser.

(a)(3)  Compensation Structure of Portfolio Manager(s) or Management Team Members

The Adviser’s financial arrangements with the Portfolio Managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The Portfolio Managers may receive all or some combination of salary, an annual bonus and interests in the carried interest in certain of Ares’ funds.

Base Compensation.

Generally, when the Portfolio Managers receive base compensation it is based on their individual seniority and their position within the firm.

Discretionary Compensation.

In addition to base compensation, the Portfolio Managers may receive discretionary compensation. Discretionary compensation may be based on individual seniority and contribution, and, if applicable, may include distributions on equity interests of the Adviser’s ultimate parent company held by each Portfolio Manager, if any.

(a)(4) Ownership of Securities

The following table sets forth, for each Portfolio Manager, the aggregate dollar range of the Fund’s equity securities beneficially owned as of October 31, 2016.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Seth J. Brufsky	$500,001-$1,000,000
Keith Ashton	$10,001-$50,000
John Leupp	$0

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the twelve months ended October 31, 2016, the following purchases were made by or on behalf of the Fund or any “affiliated purchaser” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares of the Fund’s equity securities that are registered by the Fund pursuant to Section 12 of the Exchange Act.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 11/01/15 through 11/30/15	None	None	None	2,348,116

Month #2 12/01/15 through 12/31/15	120,591	$13.3676	120,591	2,227,525

Month #3 01/01/16 through 01/31/16	206,563	$12.8578	206,563	2,020,962

Month #4 02/01/16 through 02/29/16	108,120	$12.3821	108,120	1,912,842

Month #5 03/01/16 through 03/31/16	16,989	$12.7759	16,989	1,895,853

Month #6 04/01/16 through 04/30/16	9,942	$13.4841	9,942	1,885,911

Month #7 05/01/16 through 05/31/16	4,962	$13.6222	4,962	1,880,949

Month #8 06/01/16 through 06/30/16	None	$0	None	1,880,949

Month #9 07/01/16 through 07/31/16	None	$0	None	1,880,949

Month #10 08/01/16 through 08/31/16	None	$0	None	1,880,949

Month #11 09/01/16 through 09/30/16	5,216	$14.4315	5,216	1,875,733

Month #12 10/01/16 through 10/31/16	17,000	$14.5905	17,000	1,858,733

Total	489,383	$12.9729	489,383	—

(a), (b)            On November 17, 2015, the Fund announced that its Board of Directors (the “Board”) had authorized the repurchase of shares of common stock of the Fund (the “Common Shares”) on the open market when the Common Shares are trading on the New York Stock Exchange at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the net asset value of the Common Shares.  The Fund is authorized to repurchase up to 10% of its outstanding Common Shares.  The Fund is not required to effect share repurchases.

(c)                                  The above-referenced share repurchase program has no expiration date.

(d), (e)             Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11.  Controls and Procedures.

(a)                                 The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)                                 There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Fund’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)                  Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)                  The certifications required by Rule 30a-2(a) of the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)                  Not applicable for this filing.

(a)(4)                  Proxy voting policies and procedures of the Fund and its investment adviser are attached hereto in response to Item 7.

(b)                                 The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer

Date:	January 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer

Date:	January 4, 2017

By:	/s/ Penni F. Roll
Penni F. Roll
Chief Financial Officer

Date:	January 4, 2017